Exhibit 10.1

Execution Version

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

$100,000,000

$50,000,000 4.98% Senior Guaranteed Notes, Series A, due October 1, 2024
$50,000,000 4.98% Senior Guaranteed Notes, Series B, due July 1, 2026

NOTE PURCHASE AGREEMENT

Dated as of April 16, 2014

i

SCHEDULE A	—	DEFINED TERMS

SCHEDULE 1(a)	—	FORM OF 4.98% SENIOR GUARANTEED NOTE, SERIES A, DUE OCTOBER 1, 2024

SCHEDULE 1(b)	—	FORM OF 4.98% SENIOR GUARANTEED NOTE, SERIES B, DUE JULY 1, 2026

SCHEDULE 4.4(a)	—	FORM OF OPINION OF SPECIAL COUNSEL FOR THE ISSUER

SCHEDULE 4.4(b)	—	FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS

SCHEDULE 5.3	—	DISCLOSURE MATERIALS

SCHEDULE 5.4	—	SUBSIDIARIES OF THE ISSUER AND OWNERSHIP OF SUBSIDIARY STOCK

SCHEDULE 5.5	—	FINANCIAL STATEMENTS

SCHEDULE 5.15	—	EXISTING INDEBTEDNESS

SCHEDULE B	—	INFORMATION RELATING TO PURCHASERS

SCHEDULE C-1	—	FORM OF PARENT GUARANTY

SCHEDULE C-2	—	FORM OF SUBSIDIARY GUARANTY

v

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
C/O STAG INDUSTRIAL, INC.
1 FEDERAL STREET, 23RD FLOOR
BOSTON, MASSACHUSETTS 02110

$50,000,000 4.98% SENIOR GUARANTEED NOTES, SERIES A, DUE OCTOBER 1, 2024
$50,000,000 4.98% SENIOR GUARANTEED NOTES, SERIES B, DUE JULY 1, 2026

April 16, 2014

TO EACH OF THE PURCHASERS LISTED IN

SCHEDULE B HERETO:

Ladies and Gentlemen:

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (together with any successor thereto that becomes a party hereto pursuant to Section 10.2, the “Issuer”) and STAG INDUSTRIAL, INC., a Maryland corporation (the “Parent”), agree with each of the Purchasers as follows:

SECTION 1.                                             AUTHORIZATION OF NOTES; AFFILIATE GUARANTIES.

Section 1.1.                                           Authorization of Notes.  The Issuer will authorize the issue and sale of (i) $50,000,000 aggregate principal amount of its 4.98% Senior Guaranteed Notes, Series A, due October 1, 2024 (the “Series A Notes”) and (ii) $50,000,000 aggregate principal amount of its 4.98% Senior Guaranteed Notes, Series B, due July 1, 2026 (the “Series B Notes”).  The Series A Notes and Series B Notes are collectively referred to herein as the “Notes”, such term to include any amendments, restatements or modifications from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13.  The Series A Notes and Series B Notes shall be substantially in the form set out in Schedule 1(a) or Schedule 1(b), respectively.  Certain capitalized and other terms used in this Agreement are defined in Schedule A.  References to a “Schedule” are references to a Schedule attached to this Agreement unless otherwise specified.  References to a “Section” are references to a Section of this Agreement unless otherwise specified.

Section 1.2.                                           Affiliate Guaranties.  The payment by the Issuer of all amounts due with respect to the Notes and the performance by the Issuer of its obligations under this Agreement will be absolutely and unconditionally guaranteed by the Parent and certain of its and the Issuer’s Subsidiaries pursuant to (i) the guaranty agreement of the Parent substantially in the form of Schedule C-1 attached hereto and (ii) the guaranty agreement of certain of the Issuer’s Subsidiaries substantially in the form of Schedule C-2 attached hereto and made a part hereof (each as the same may be amended, modified, extended or renewed, the “Affiliate Guaranties”).

SECTION 2.                                             SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Issuer will issue and sell to each Purchaser and each Purchaser will purchase from the Issuer, at the First Closing as provided for in Section 3(a), Notes in the principal amount and series specified opposite such Purchaser’s name in Schedule B under the caption “First Notes” (the “First Notes”) at the purchase price of 100% of such principal amount thereof (the “First Purchase Price”) and (b) at the Second Closing as provided for in Section 3(b), Notes in the principal amount and series specified opposite such Purchaser’s name in Schedule B under the caption “Second Notes” (the “Second Notes”) at the purchase price of 100% of such principal amount thereof (the “Second Purchase Price”).  The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

SECTION 3.                                             CLOSING.

(a)                                     The sale and purchase of the First Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 a.m., central time, at a closing (the “First Closing”) on July 1, 2014 or on such other Business Day thereafter on or prior to July 3, 2014 as may be agreed upon by the Issuer and the Purchasers.  On the date of the First Closing the Issuer will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note of such series (or such greater number of Notes of such series in denominations of at least $500,000 as such Purchaser may request) dated the date of the First Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Issuer or its order of immediately available funds in the amount of the First Purchase Price therefor by wire transfer of immediately available funds for the account of the Issuer to account number 004636866999 at Bank of America, Boston, MA; Account Name:  STAG Industrial Operating Partnership, LP Checking; ABA Routing:  026009593 (Wires Only); ABA Routing:  011000138 (EFT/ACH); Account Type:  Checking Account (the “Issuer Account”).

(b)                                      The sale and purchase of the Second Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe St., Chicago, Illinois 60603, at 10:00 a.m. Central time (the “Second Closing”) on October 1, 2014 or on such other Business Day thereafter on or prior to October 3, 2014 as may be agreed upon by the Issuer and the Purchasers.  On the date of the Second Closing, the Issuer will deliver to each Purchaser the Second Notes to be purchased by such Purchaser in the form of a single Note of such series (or such greater number of Notes of such series in denominations of at least $500,000 as such Purchaser may request, dated the date of the Second Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Issuer or its order of immediately available funds in the amount of the Second Purchase Price therefor by wire transfer of immediately available funds for the account of the Issuer to the Issuer Account.

(c)                                      The First Closing and Second Closing are each referred to herein as a “Closing” and collectively, as the “Closings”.

(d)                                      If at either Closing the Issuer shall fail to tender the applicable Notes to any Purchaser as provided above in this Section 3, or any of the conditions to such Closing specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction or such failure by the Issuer to tender such Notes.

SECTION 4.                                             CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at each Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at such Closing, of the following conditions:

Section 4.1.                                           Representations and Warranties.  (a) The representations and warranties of the Parent and the Issuer in this Agreement shall be correct when made and at the time of such Closing.

(b)                                      The representations and warranties in this Agreement with respect to the other Guarantors shall be correct when made and at the time of such Closing.

Section 4.2.                                           Performance; No Default.  (a) The Issuer shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at such Closing and from the date of this Agreement to the Closing assuming that Sections 9 and 10 are applicable from the date of this Agreement.  From the date of this Agreement until the Closing, before and after giving effect to the issue and sale of the applicable Notes (and the application of the proceeds thereof as contemplated by Section 5.14 to be made at such Closing), no Default or Event of Default shall have occurred and be continuing and no Change of Control shall have occurred.  Neither the Issuer nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.

(b)                                      Each Guarantor shall have performed and complied with all agreements and conditions contained in this Agreement or the applicable Affiliate Guaranty required to be performed and complied with by it prior to or at the Closing and from the date of this Agreement to the Closing assuming that Sections 9 and 10 are applicable from the date of this Agreement.  From the date of this Agreement until the Closing, before and after giving effect to the issue and sale of the applicable Notes (and the application of the proceeds thereof as contemplated by Section 5.14 to be made at such Closing), no Default or Event of Default shall have occurred and be continuing and no Change of Control shall have occurred.  Neither the Parent nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.

Section 4.3.                                           Compliance Certificates.

(a)                                     Officer’s Certificate.  The Parent and the Issuer shall have each delivered to such Purchaser an Officer’s Certificate, dated the date of such Closing, certifying that the conditions specified in Sections 4.1(a), 4.2(a) and 4.9 have been fulfilled.

(b)                                      Guarantor Officer’s Certificate.  Each other Guarantor shall have delivered to such Purchaser an Officer’s Certificate, dated the date of such Closing, certifying that the conditions specified in Section 4.1(b), 4.2(b) and 4.9 have been fulfilled as to such Guarantor.

(c)                                      Secretary’s Certificate.  The Parent shall have delivered to such Purchaser, for itself and on behalf of the Issuer, a certificate of its Secretary or Assistant Secretary, dated the date of such Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

(d)                                      Guarantor Officer’s Certificate.  Each other Guarantor shall have delivered to such Purchaser a certificate of an authorized officer, dated the date of such Closing, certifying as to the resolutions attached thereto and other legal proceedings relating to the authorization, execution and delivery of the applicable Affiliate Guaranty.

(e)                                      Certificates.  The certificates provided under this Section 4.3 may be combined and delivered as one or more certificates.

Section 4.4.                                Opinions of Counsel.  Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of such Closing (a) from DLA Piper LLP (US), counsel for the Parent, the Issuer and the other Guarantors, covering the matters set forth in Schedule 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Issuer hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5.                                           Purchase Permitted By Applicable Law, Etc.  On the date of such Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6.                                           Sale of Other Notes.  Contemporaneously with such Closing the Issuer shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at such Closing as specified in Schedule B.

Section 4.7.                                           Payment of Special Counsel Fees.  Without limiting Section 15.1, the Issuer shall have paid on or before the date of such Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Issuer at least one Business Day prior to the date of such Closing.

Section 4.8.                                           Private Placement Number.  A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of Notes.

Section 4.9.                                           Changes in Corporate Structure.  Neither the Parent, the Issuer nor any Subsidiary Guarantor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10.                                            Funding Instructions.  At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Issuer confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the Purchase Price for the Notes is to be deposited.

Section 4.11.                                            Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 4.12.                                            Affiliate Guaranties.  The Affiliate Guaranties shall have been executed and delivered by each Guarantor and shall be in full force and effect.

Section 4.13.                                            Completion of the First Closing.  It shall be a condition to the Second Closing that the First Closing shall have occurred.

SECTION 5.                                             REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

The Parent and the Issuer, jointly and severally, represents and warrants to each Purchaser that:

Section 5.1.                                           Organization; Power and Authority.  The Parent, the Issuer and each Subsidiary Guarantor is duly organized or formed, validly existing, as applicable, and in good standing under the laws of its jurisdiction of its incorporation or organization, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each of the Parent, the Issuer and each Subsidiary Guarantor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact and to execute and deliver the Note Documents to which it is a party and to perform the provisions hereof and thereof.

Section 5.2.                                           Authorization, Etc.  Each Note Document has been duly authorized by all necessary corporate action on the part of the Parent, the Issuer and each Subsidiary Guarantor, and constitutes (excluding the Notes), and the Notes upon execution and delivery thereof by the Issuer will constitute, a legal, valid and binding obligation of the Parent, the Issuer or Subsidiary Guarantor, as applicable, enforceable against the Parent, the Issuer or Subsidiary Guarantor, as applicable, in accordance with their terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.                                           Disclosure.  The Issuer, through its agent, Merrill Lynch, Pierce, Fenner and Smith Incorporated, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated February 2014 (the “Memorandum”), relating to the transactions contemplated hereby.  The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Parent, the Issuer and their Subsidiaries.  This Agreement, the Memorandum, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Parent and the Issuer prior to March 26, 2014 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Except as disclosed in the Disclosure Documents, since December 31, 2013, there has been no change in the financial condition, operations, business, properties or prospects of the Parent, Issuer or any Subsidiary except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  There is no fact known to the Parent or the Issuer that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents; provided that no representation is made as to any projections included in the Disclosure Documents other than that such projections are based on information that the Parent, Issuer, and their Subsidiaries reasonably believe to be accurate and were calculated in a manner that the Parent, Issuer, and their Subsidiaries believe to be reasonable.

Section 5.4.                                           Organization and Ownership of Shares of Subsidiaries; Affiliates.  (a) Schedule 5.4 contains (except as noted therein) complete and correct lists as of December 31, 2013 of (i) the Parent’s and the Issuer’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Parent, the Issuer and each other Subsidiary, (ii) the Parent’s and the Issuer’s Affiliates, other than Subsidiaries, and (iii) the Parent’s and the Issuer’s directors and senior officers.

(b)                                      All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Parent, the Issuer and their Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Parent, the Issuer or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.

(c)                                      Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d)                                      No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Parent, the Issuer or any of their Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5.                                           Financial Statements; Material Liabilities.  The Parent has delivered to each Purchaser copies of the financial statements of the Parent listed on Schedule 5.5.  All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Parent and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).  The Parent, the Issuer and their Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6.                                           Compliance with Laws, Other Instruments, Etc.  The execution, delivery and performance by the Parent, the Issuer or any of their Subsidiaries of any Note Document to which it is a party will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Parent, the Issuer or any of their Subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which the Parent, the Issuer or any of their Subsidiaries is bound or by which the Parent, the Issuer or any of their Subsidiaries or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Parent, the Issuer or any of their Subsidiaries or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Parent, the Issuer or any of their Subsidiaries.

Section 5.7.                                           Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Parent, the Issuer or any of their Subsidiaries of any Note Document.

Section 5.8.                                           Litigation; Observance of Agreements, Statutes and Orders.  (a) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Parent, the Issuer or any of their Subsidiaries, threatened against or affecting the Parent, the Issuer or any their Subsidiaries or any property of the Parent, the Issuer or any their Subsidiaries in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)                                      Neither the Parent, the Issuer nor any of their Subsidiaries is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.9.                                           Taxes.  Each of the Parent, the Issuer and each of their Subsidiaries has filed all tax returns that are required to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which, individually or in the aggregate, is not Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Parent, the Issuer or their Subsidiaries, as the case may be, has established adequate reserves in accordance with GAAP.  Neither the Parent nor the Issuer knows of any basis for any other tax or assessment that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Parent, the Issuer and each of their Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate.  The U.S. federal income tax liabilities of the Parent, the Issuer and their Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2013.

Section 5.10.                                            Title to Property; Leases.  Each of the Parent, the Issuer and their Subsidiaries has good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Parent, the Issuer or any Subsidiary after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement.  All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11.                                            Licenses, Permits, Etc.  (a) The Parent, the Issuer and their Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

(b)                                      To the best knowledge of the Parent and the Issuer, no product or service of the Parent, the Issuer or any of their Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c)                                      To the best knowledge of the Parent and the Issuer, there is no Material violation by any Person of any right of the Parent, the Issuer or any of their Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Parent, the Issuer or any of their Subsidiaries.

Section 5.12.                                            Compliance with ERISA.  (a)  Each of the Parent, the Issuer and each ERISA Affiliate has operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  Neither the Parent, the Issuer nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Parent, the Issuer or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Parent, the Issuer or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)                                      The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $1,000,000 in the case of any single Plan and by more than $5,000,000 in the aggregate for all Plans.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)                                      The Parent, the Issuer and their ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)                                      The expected postretirement benefit obligation (determined as of the last day of the Parent’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Parent, the Issuer and their Subsidiaries is not Material.

(e)                                      The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code.  The representation by the Parent and the Issuer to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13.                                            Private Offering by the Issuer.  Neither the Issuer, the Parent nor anyone acting on behalf of the Issuer and the Parent has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 40 other Institutional Investors, each of which has been offered the Notes at a private sale for investment.  Neither the Parent, the Issuer nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14.                                            Use of Proceeds; Margin Regulations.  The Issuer will apply the proceeds of the sale of the Notes hereunder as set forth in the Memorandum.  No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Issuer in a violation of Regulation X of said Board (12 CFR 24) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 5% of the value of the consolidated assets of the Issuer and its Subsidiaries and the Issuer does not have any present intention that margin stock will constitute more than 5% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.                                            Existing Indebtedness; Future Liens.  (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Parent, the Issuer and their Subsidiaries as of December 31, 2013 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranties thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Parent, the Issuer or their Subsidiaries.  None of the Parent, the Issuer nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Parent, the Issuer or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Parent, the Issuer or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)                                      Except as disclosed in Schedule 5.15, as of December 31, 2013, none of the Parent, the Issuer nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness, and since such date there have been (i) no Material changes in such Liens or such Indebtedness and (ii) no new Material Liens or Material Indebtedness secured by Liens have been incurred.

(c)                                      None of the Parent, the Issuer nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Parent, the Issuer or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Parent, the Issuer or any Subsidiary, except as disclosed in Schedule 5.15.

Section 5.16.                                            Foreign Assets Control Regulations, Etc.  (a) None of the Parent, the Issuer nor any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”) (ii) an agent, department, or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (iii) otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act (“CISADA”) or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”) (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii), a “Blocked Person”).  Neither the Parent, the Issuer nor any Controlled Entity has been notified that its name appears or may in the future appear on a state list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions.

(b)                                      No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Parent, the Issuer or any Controlled Entity, directly or indirectly, (i) in connection with any investment in, or any transactions or dealings with, any Blocked Person, or (ii) otherwise in violation of U.S. Economic Sanctions.

(c)                                      Neither the Parent, the Issuer nor any Controlled Entity (i) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. Economic Sanctions violations, (ii) to the Issuer’s actual knowledge after making due inquiry, is under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations, (iii) has been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions, or (iv) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Parent and the Issuer have established procedures and controls which they reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Parent, the Issuer and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws and U.S. Economic Sanctions.

(d)                                      (1) Neither the Parent, the Issuer nor any Controlled Entity (i) has been charged with, or convicted of bribery or any other anti-corruption related activity under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, “Anti-Corruption Laws”), (ii) to the Parent’s or the Issuer’s actual knowledge after making due inquiry, is under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, (iii) has been assessed civil or criminal penalties under any Anti-Corruption Laws or (iv) has been or is the target of sanctions imposed by the United Nations or the European Union;

(2)                                      To the Parent’s and the Issuer’s actual knowledge after making due inquiry, neither the Parent, the Issuer nor any Controlled Entity has, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Official or a commercial counterparty for the purposes of: (i) influencing any act, decision or failure to act by such Government Official in his or her official capacity or such commercial counterparty, (ii) inducing a Governmental Official to do or omit to do any act in violation of the Governmental Official’s lawful duty, or (iii) inducing a Governmental Official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in violation of any applicable law or regulation or which would cause any holder to be in violation of any law or regulation applicable to such holder; and

(3)                                      No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage.  The Parent and the Issuer have established procedures and controls which they reasonably believe are adequate (and otherwise comply with applicable law) to ensure that the Parent and the Issuer and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Corruption Laws.

Section 5.17.                                            Status under Certain Statutes.  None of the Parent, the Issuer or any of their Subsidiaries is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18.                                            Environmental Matters.  (a) Neither the Parent, the Issuer nor any of their Subsidiaries has knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim against the Parent, the Issuer or any of their Subsidiaries or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b)                                      Neither the Parent, the Issuer nor any of their Subsidiaries has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c)                                      Neither the Parent, the Issuer nor any of their Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d)                                      Neither the Parent, the Issuer nor any of their Subsidiaries has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e)                                      All buildings on all real properties now owned, leased or operated by the Parent, the Issuer or any of their Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Section 5.19.                                            REIT Status.  The Parent has taken all actions necessary to qualify as a REIT under the Code for the taxable years ended December 31, 2013, 2012 and 2011, and has not taken any action which would prevent it from maintaining such qualification in the future.  Each Subsidiary of the Parent that is treated as a corporation for U.S. federal income tax purposes is either (i) a “qualified REIT subsidiary” within the meaning of Section 856(i)(2) of the Code or (ii) a “taxable REIT subsidiary” within the meaning of Section 856(1) of the Code.

Section 5.20.                                            Senior Debt Status.  The Issuer’s obligations hereunder and under the Note and the Parent’s and each other Subsidiary Guarantor’s obligations under the Affiliate Guaranties rank at least pari passu in priority of payment with all other senior unsecured Indebtedness of the Issuer, the Parent and the Subsidiary Guarantors, as the case may be.

SECTION 6.                                             REPRESENTATIONS OF THE PURCHASERS.

Section 6.1.                                           Purchase for Investment.  Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control.  Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuer is not required to register the Notes.

Section 6.2.                                           Source of Funds.  Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a)                            the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)                            the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)                             the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Issuer in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)                            the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Issuer that would cause the QPAM and the Issuer to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Issuer in writing pursuant to this clause (d);or

(e)                             the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Issuer and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Issuer in writing pursuant to this clause (e); or

(f)                           the Source is a governmental plan; or

(g)                             the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Issuer in writing pursuant to this clause (g); or

(h)                            the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.                                             INFORMATION AS TO ISSUER’.

Section 7.1.                                           Financial and Business Information.  Each of the Parent and the Issuer shall deliver to each Purchaser and each holder of a Note that is an Institutional Investor:

(a)                            Quarterly Statements — within 60 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Parent’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Parent is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Parent (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i)                                 a consolidated balance sheet of the Parent as at the end of such quarter, and

(ii)                              consolidated statements of income or operation, changes in shareholders’ equity and cash flows of the Parent for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Parent’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a);

(b)                            Annual Statements — within 105 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Parent’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Parent is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Parent, duplicate copies of

(i)                            a consolidated balance sheet of the Parent as at the end of such year, and

(ii)                              consolidated statements of income, changes in shareholders’ equity and cash flows of the Parent for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Parent’s Form 10-K for such fiscal year (together with the Parent’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Securities Exchange Act of 1934) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b);

(c)                             SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Parent, the Issuer or any Subsidiary to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such Purchaser or holder), and each prospectus and all amendments thereto filed by the Parent, the Issuer or any Subsidiary with the SEC and of all press releases and other statements made available generally by the Parent, the Issuer or any Subsidiary to the public concerning developments that are Material;

(d)                            Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Issuer is taking or proposes to take with respect thereto;

(e)                             ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Parent or an ERISA Affiliate proposes to take with respect thereto:

(i)                           with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii)                        the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Parent, the Issuer or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)                     any event, transaction or condition that could result in the incurrence of any liability by the Parent, the Issuer or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Parent, the Issuer or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f)                           Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Parent, the Issuer or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g)                             Resignation or Replacement of Auditors — within ten Business Days following the date on which the Parent’s or the Issuer’s auditors resign or the Parent or the Issuer elects to change auditors, as the case may be, notification thereof, together with such supporting information as the Required Holders may request; and

(h)                            Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Parent, the Issuer or any of their Subsidiaries (including, but without limitation, actual copies of the Parent’s or the Issuer’s Form 10-Q and Form 10-K) or relating to the ability of (i) the Parent or the Issuer to perform its obligations hereunder and, in the case of the Issuer, under the Notes or (ii) the ability of any Guarantor to perform its obligations under the applicable Affiliate Guaranty, as from time to time may be reasonably requested by any such Purchaser or holder of a Note.

Section 7.2.                                           Officer’s Certificate.  Each set of financial statements delivered to a Purchaser or a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer:

(a)                            Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Parent and the Issuer were in compliance with the requirements of Section 10 during the quarterly or annual period covered by the statements then being furnished, (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence.  In the event that the Parent, the Issuer or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election; and

(b)                            Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Parent, the Issuer and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Parent, the Issuer or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Issuer shall have taken or proposes to take with respect thereto.

Section 7.3.                                           Visitation.  The Parent and the Issuer shall permit the representatives of each Purchaser and each holder of a Note that is an Institutional Investor:

(a)                            No Default —  if no Default or Event of Default then exists, at the expense of such Purchaser and such holder and upon reasonable prior notice to the Parent and the Issuer, to visit the principal executive office of the Parent or the Issuer, to discuss the affairs, finances and accounts of the Parent, the Issuer and their Subsidiaries with the Parent’s and the Issuer’s officers, and (with the consent of the Parent or the Issuer, as the case may be, which consent will not be unreasonably withheld); and

(b)                            Default — if a Default or Event of Default then exists, at the expense of the Parent and the Issuer to visit and inspect any of the offices or properties of the Parent, the Issuer or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, provided that such information will be kept confidential pursuant to the requirements hereof regarding Confidential Information, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Parent and the Issuer authorize said accountants to discuss the affairs, finances and accounts of the Parent, the Issuer and their Subsidiaries; it being understood that the Parent, the Issuer, and the Subsidiaries may be present at any such meeting with such accountants), all at such times and as often as may be requested.

Section 7.4.                                           Electronic Delivery.  Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Parent and the Issuer pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Issuer satisfies any of the following requirements with respect thereto:

(i)           such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 are delivered to each Purchaser or holder of a Note by e-mail;

(ii)            the Parent or the Issuer, as the case may be, shall have timely filed such Form 10—Q or Form 10—K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 available on its website on the internet, which is located at http://stagindustrial.com as of the date of this Agreement;

(iii)             such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Parent of the Issuer, as the case may be, on IntraLinks or on any other similar website to which each holder of Notes has free access; or

(iv)            the Parent or the Issuer, as the case may be, shall have filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available on its website on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;

provided however, that in the case of any of clauses (ii), (iii) or (iv), the Parent or the Issuer, as the case may be, shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements and Officer’s Certificates or to receive them by e-mail, the Parent or the Issuer, as the case may be, will promptly e-mail them or deliver such paper copies as are specifically requested, as the case may be, to such holder.

SECTION 8.                 PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1.      Maturity.  As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 8.2.      Optional Prepayments with Make-Whole Amount.  (a) The Issuer may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, any series of Notes, in an amount not less than 5% of the aggregate principal amount of any series of Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount.  The Issuer will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than ten days and not more than 60 days prior to the date fixed for such prepayment unless the Issuer and the Required Holders agree to another time period pursuant to Section 17.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of such series of Notes to be prepaid on such date, the principal amount of each series of Notes held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Issuer shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

(b)             Notwithstanding anything contained in this Section 8.2 to the contrary, if and so long as any Default or Event of Default shall have occurred and be continuing, any partial payment of the Notes pursuant to the provisions of Section 8.2(a) shall be allocated among all of the Notes of all series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

Section 8.3.      Allocation of Partial Prepayments.  In the case of each partial prepayment of a series of Notes pursuant to Section 8.2, the principal amount of the Notes of the series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.  Any prepayments pursuant to Section 8.8 shall be applied only to the Notes of the holders electing to participate in such prepayment.

Section 8.4.      Maturity; Surrender, Etc.          In the case of each optional prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any.  From and after such date, unless the Issuer shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Issuer and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5.      Purchase of Notes.  Neither the Parent nor the Issuer will nor will they permit any of their Affiliates to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any series except (a) upon the payment or prepayment of the Notes of any series in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Parent, the Issuer or any of their Affiliates pro rata to the holders of all Notes of any series at the time outstanding upon the same terms and conditions.  Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days.  If the holders of more than 50% of the principal amount of the Notes of the applicable series then outstanding accept such offer, the Issuer shall promptly notify the remaining holders of such series of Notes of such fact and the expiration date for the acceptance by holders of such series of

Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer.  The Issuer will promptly cancel all Notes acquired by it, the Parent or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6.      Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication)

for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S.Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7.      Payments Due on Non-Business Days.  Anything in this Agreement or the Notes to the contrary notwithstanding, (x) subject to clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 8.8.      Change of Control.

(a)            Notice of Change of Control.  The Issuer will, within five (5) Business Days after the occurrence of any Change of Control, give written notice (the “Change of Control Notice”) of such Change of Control to each holder of Notes.  Such Change of Control Notice shall contain and constitute an offer to prepay the Notes as described in Section 8.8(b) hereof and shall be accompanied by the certificate described in Section 8.8(e).

(b)             Offer to Prepay Notes.  The offer to prepay Notes contemplated by Section 8.8(a) shall be an offer to prepay, in accordance with and subject to this Section 8.8, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such Change of Control Notice (the “Proposed Prepayment Date”).  Such date shall be not fewer than 30 days and not more than 60 days after the date of delivery of the Change of Control Notice.

(c)             Acceptance.  Any holder of Notes may accept the offer to prepay made pursuant to this Section 8.8 by causing a notice of such acceptance to be delivered to the Issuer not fewer than 10 days prior to the Proposed Prepayment Date.  A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.8 shall be deemed to constitute a rejection of such offer by such holder.

(d)             Prepayment.  Prepayment of the Notes to be prepaid pursuant to this Section 8.8 shall be at 100% of the principal amount of the Notes together with accrued and unpaid interest thereon but without any Make-Whole Amount or other premium.  The prepayment shall be made on the Proposed Prepayment Date.

(e)             Officer’s Certificate.  Each offer to prepay the Notes pursuant to this Section 8.8 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of delivery of the Change in Control Notice, specifying:  (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.8; (iii) the principal amount of each Note offered to be prepaid (which shall be 100% of the outstanding principal balance of each such Note); (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.8 required to be fulfilled prior to the giving of notice have been fulfilled and (vi) in reasonable detail, the general nature and date of the Change in Control.

SECTION 9.                                             AFFIRMATIVE COVENANTS.

From the date of this Agreement until the First Closing and thereafter, the Parent and the Issuer, jointly and severally, covenant that so long as any of the Notes are outstanding:

Section 9.1.      Compliance with Laws.  Without limiting Section 10.4, the Parent and the Issuer will, and will cause each of their Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2.      Insurance.  The Parent and the Issuer will, and will cause each of their Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3.      Maintenance of Properties.  The Parent and the Issuer will, and will cause each of their Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Parent, the Issuer or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Parent or the Issuer, as the case may be, has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4.      Payment of Taxes and Claims.  The Parent and the Issuer will, and will cause each of their Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Parent, the Issuer or any Subsidiary, provided that neither the Parent, the Issuer nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Parent, the Issuer or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Parent, the Issuer or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Parent, the Issuer or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5.      Corporate Existence, Etc.  Subject to Section 10.2, the Parent and the Issuer will at all times preserve and keep in full force and effect their respective entity existence.  Subject to Section 10.2, the Parent and the Issuer will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Parent, the Issuer or a Wholly-Owned Subsidiary) and all rights and franchises of the Parent, the Issuer and their Subsidiaries unless, in the good faith judgment of the Parent, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6.           Books and Records.  Each of the Parent and the Issuer will, and will cause each of their Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Parent, the Issuer or such Subsidiary, as the case may be.  The Parent and the Issuer will, and will cause each of their Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets.  The Parent, the Issuer and their Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Parent and the Issuer will, and will cause each of their Subsidiaries to, continue to maintain such system.

Section 9.7            Additional Guarantors.  (a) The Parent and the Issuer will cause each of their Subsidiaries that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility to concurrently therewith deliver the following to each holder of a Note:

(i)         an executed joinder to the applicable Affiliate Guaranty;

(ii)          to the extent required under such Material Credit Facility, a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Section 5 of this Agreement (but with respect to such Subsidiary and such applicable Affiliate Guaranty rather than the Issuer;

(iii)          to the extent required under such Material Credit Facility, all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such applicable Affiliate Guaranty and the performance by such Subsidiary of its obligations thereunder; and

(iv)          to the extent required under such Material Credit Facility, an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Subsidiary and such joinder to the as the Required Holders may reasonably request.

(b)             Release of Guarantors.  Subject to Section 9.7(c), the Issuer may request in writing that the holders of the Notes release a Guarantor, other than the Parent, if (i) upon its release as a Guarantor, such entity will no longer own an Unencumbered Property, (ii) no Default or Event of Default shall then be in existence or would occur as a result of such release and (iii) if any fee or other form of consideration is given to any holder of Indebtedness of the Parent, the Issuer or any Subsidiary for the purpose of releasing such Guarantor, the holders of the Notes shall receive equivalent consideration.  Together with any such request, the Issuer shall deliver to the holders of the Notes an Officer’s Certificate certifying that the conditions set forth in immediately preceding clauses (i) and (ii) will be true and correct, and (iii) will be satisfied upon the release of such Guarantor.  No later than 10 Business Days following the receipt by the holders of the Notes of such written request and the related Officer’s Certificate and so long as the conditions set forth in immediately preceding clauses (i) and (ii) will be true and correct and (iii) will be satisfied, the release shall be effective automatically and each holder of Notes shall execute and deliver, at the sole cost and expense of the Issuer, such documents as Issuer may reasonably request to evidence such release.

(c)             Notwithstanding anything contained herein to the contrary, the Parent and the Issuer agree that so long as any Subsidiary of the Parent (other than the Issuer) or any Subsidiary of the Issuer is a borrower or guarantor under any Material Credit Facility, such Subsidiary shall at all times be a Guarantor.

Section 9.8            Priority of Obligations.  The Issuer’s obligations hereunder and under the Note and the Parent’s and each other Subsidiary Guarantor’s obligations under the Affiliate Guaranties will at all times rank at least pari passu in priority of payment with all other senior unsecured Indebtedness of the Issuer, the Parent and the Subsidiary Guarantors, as the case may be.

Although it will not be a Default or an Event of Default if the Issuer fails to comply with any provision of Section 9 on or after the date of this Agreement and prior to either Closing with respect to the Notes to be issued at such Closing, if such a failure occurs, then any of the Purchasers may elect not to purchase such Notes on the date of the respective Closing that is specified in Section 3.

SECTION 10.                                      NEGATIVE COVENANTS.

From the date of this Agreement until the First Closing and thereafter, the Parent and the Issuer, jointly and severally, covenant that so long as any of the Notes are outstanding:

Section 10.1.              Transactions with Affiliates.  Neither the Parent nor the Issuer will, nor will they permit any of their respective Subsidiaries to enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate, (other than the Parent, the Issuer or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Parent’s, the Issuer’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Parent, the Issuer or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.2.              Merger, Consolidation, Etc.  Neither the Parent nor the Issuer will, nor will they permit any other Guarantor to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

(a)         the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Parent or the Issuer as an entirety, as the case may be, shall be a solvent corporation or limited liability company, or limited partnership organized and existing under the laws of the United States or any state thereof (including the District of

Columbia), and, if the Parent (other than in a transaction including the Issuer), the Issuer (other than in a transaction involving the Parent) or such other Guarantor (other than in a transaction involving the Parent or the Issuer) as applicable, is not such corporation or limited liability company, (i) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (ii) such corporation or limited liability company shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

(b)         the Parent and each other Subsidiary Guarantor under any Affiliate Guaranty that is outstanding at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Affiliate Guaranty in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders; and

(c)          immediately before and immediately after giving effect to such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing.

Without limiting the provisions of Section 9.7(b), no such conveyance, transfer or lease of substantially all of the assets of the Parent, the Issuer or such other Guarantor, as the case may be, shall have the effect of releasing the Parent, the Issuer or such other Guarantor, as the case may be, or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes or the Affiliate Guaranties, as the case may be.

Section 10.3.       Line of Business.  Neither the Parent nor the Issuer will, nor will they permit any Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Parent and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Issuer and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

Section 10.4.       Terrorism Sanctions Regulations.  The Parent and the Issuer will not and will not permit any Controlled Entity (a) to become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person that is the target  of sanctions imposed by the United Nations or by the European Union, or (b) directly or indirectly to have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any Purchaser or holder to be in violation of any law or regulation applicable to such Purchaser or such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions, or (c) to engage, nor shall any Affiliate of either engage, in any activity that could subject such Person or any

Purchaser or holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions.

Section 10.5.       Liens.  Neither the Parent nor the Issuer will, nor will they permit any of their respective Subsidiaries to, secure any Indebtedness outstanding under or pursuant to any Primary Credit Facility unless and until the Notes (and any guarantee delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including, without limitation, an intercreditor agreement and opinions of counsel to the Parent, the Issuer and/or any such Subsidiary, as the case may be, from counsel reasonably acceptable to the Required Holder.

Section 10.6.       Financial Covenants.  (i) Parent and the Issuer shall not, directly or indirectly, permit:

(a)         Maximum Consolidated Leverage Ratio.  As of the last day of any fiscal quarter, the Consolidated Leverage Ratio to exceed sixty percent (60%);

(b)         Maximum Secured Leverage Ratio.  As of the last day of any fiscal quarter, the Secured Leverage Ratio to exceed forty-five percent (45%);

(c)          Maximum Unencumbered Leverage Ratio.  As of the last day of any fiscal quarter, the Unencumbered Leverage Ratio to exceed sixty percent (60%);

(d)         Minimum Interest Coverage Ratio.  As of the last day of any fiscal quarter, the Interest Coverage Ratio for the Parent, on a consolidated basis, for the fiscal quarter then ended, to be less than one hundred and fifty percent (150%).

(ii)             Only for so long as such covenants are also included in the Primary Credit Facility, the Parent and the Issuer shall not, directly or indirectly, permit:

(a)         Maximum Secured Recourse Debt.  As of the last day of any fiscal quarter, the Secured Recourse Debt Ratio to exceed seven-and-one-half percent (7.5%);

(b)         Minimum Fixed Charge Ratio.  As of the last day of any fiscal quarter, the Fixed Charge Ratio for the Parent, on a consolidated basis, for the fiscal quarter then ended, annualized, to be less than one hundred and fifty percent (150%);

(c)          Minimum Tangible Net Worth.  As of the last day of any fiscal quarter, the Tangible Net Worth of Parent, on a consolidated basis, to be less than the sum of (i) $502,634,000.00, plus (ii) seventy-five percent (75%) of net proceeds of any Equity Issuances received by Parent or Issuer after the Closing Date (other than proceeds received within ninety (90) days after the redemption, retirement or repurchase of ownership or equity interests in Issuer or Parent, up to the amount paid by Issuer or Parent in connection with such redemption, retirement or repurchase, where, for the avoidance of doubt, the net effect is that neither Issuer nor Parent shall have increased its Net Worth as a result of any such proceeds).

Notwithstanding the foregoing, provided that no Default or Event of Default has occurred and is then continuing, if any of Sections 10.6(ii)(a), (b) or (c) are subsequently amended or modified in the Primary Credit Facility, such amendment or modification shall be deemed incorporated by reference into this Agreement, mutatis mutandi, as if set forth fully in this Agreement, effective beginning on the date on which such amendment or modification is effective in the Primary Credit Facility.

Section 10.7.                                            Negative Pledge; Indebtedness.  Each of Parent and Issuer shall not permit:

(a)                                 The Equity Interests of Issuer held by Parent to be subject to any Lien.

(b)                                 Any Person (other than Parent or Issuer) that directly or indirectly owns Equity Interests in any Subsidiary Guarantor to (i) incur any Secured Indebtedness (whether Recourse Indebtedness or Non-Recourse Indebtedness) (other than Secured Indebtedness listed on Schedule 5.15), (ii) provide Guaranties to support Indebtedness (other than Indebtedness listed on Schedule 5.15), or (iii) have its Equity Interests subject to any Lien or other encumbrance (other than in favor of the holders of the Notes).

(c)                                  Any Subsidiary Guarantor that owns an Unencumbered Property to (i) incur any Secured Indebtedness (whether Recourse Indebtedness or Non-Recourse Indebtedness).

Section 10.8.                                            Investments.  Neither Parent nor Issuer shall have and shall not permit the Companies’ to have any Investments other than:

(a)                                 Investments in the form of cash or Cash Equivalents;

(b)                                 Investments existing on the date hereof and set forth on Schedule 5.4;

(c)                                  advances to officers, directors and employees of the Issuer and Subsidiaries for travel, entertainment, relocation and analogous ordinary business purposes;

(d)                                 Investments of the Guarantor and the Issuer in the form of Equity Interests and investments of the Issuer in any Wholly-Owned Subsidiary, and Investments of Issuer directly in, or of any Wholly-Owned Subsidiary in another Wholly-Owned Subsidiary which owns, real property assets which are functional industrial, manufacturing, warehouse/distribution and/or office properties located within the United States, provided in each case the Investments held by Issuer or Subsidiary are in accordance with the provisions of this Section 10.8 other than this Section 10.8(d);

(e)                                  Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business;

(f)                                   Investments in non-Wholly Owned Subsidiaries and Unconsolidated Affiliates not to at any time exceed twenty-five (25%) of Total Asset Value;

(g)                                  Investments in mortgages and mezzanine loans not to at any time exceed fifteen percent (15%) of Total Asset Value;

(h)                                 Investments in unimproved land holdings and Construction in Progress not to at any time exceed ten percent (10%) of Total Asset Value;

(i)                                     Investments by the Parent for the redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of Parent or Issuer now or hereafter outstanding; and

(j)                                    Other Investments not to exceed at any time ten percent (10%) of Total Asset Value;

provided, that the aggregate Investments of the types described in clauses (f) through (h) above shall not at any time exceed thirty percent (30%) of Total Asset Value.

Although it will not be a Default or an Event of Default if the Issuer fails to comply with any provision of Section 10 on or after the date of this Agreement and prior to either Closing with respect to the Notes to be issued at such Closing, if such a failure occurs, then any of the Purchasers may elect not to purchase such Notes on the date of the respective Closing that is specified in Section 3.

SECTION 11.                                      EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)                                 the Issuer defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)                                 the Issuer defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c)                                  the Parent or the Issuer defaults in the performance of or compliance with any term contained in Section 7.1(d) or Sections 10.6; or

(d)                                 the Parent or the Issuer or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), 11(b) and 11(c)) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Issuer receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); provided that, if such default cannot be cured within such 30 day period despite Parent, Issuer, or Subsidiary Guarantor’s diligent efforts but is susceptible of being cured within 90 days after the earlier of (x) a Responsible Officer obtaining actual knowledge of such default or (y) Issuer’s receipt of such Note holder’s notice of default, then Parent, Issuer and Subsidiary Guarantor shall have such additional time as is reasonably necessary to effect such cure, but in no event in excess of 90 days from Issuer’s receipt of such Note Holder’s original notice or knowledge, as the case may be; or

(e)                                  any representation or warranty made in writing by or on behalf of the Parent, the Issuer or any other Guarantor or by any officer of the Parent, the Issuer or any other Guarantor in this Agreement, the Affiliate Guaranties or in any document delivered in connection herewith or therewith proves to have been false or incorrect in any material respect on the date as of which made or deemed made and shall not be cured or remedied so that such representation or warranty is no longer incorrect or misleading within ten (10) days after the earlier of notice from any holder or the actual knowledge of the Parent, the Issuer or any other Guarantor; or

(f)                                   (i) the Parent, the Issuer or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least the Threshold Amount beyond any period of grace provided with respect thereto, or (ii) the Issuer or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least the Threshold Amount or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Parent, the Issuer or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least the Threshold Amount, or (y) one or more Persons have the right to require the Parent, the Issuer or any Subsidiary so to purchase or repay such Indebtedness; or

(g)                                  the Parent, the Issuer or any Subsidiary Guarantor (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h)                                 a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Parent, the Issuer, or any Subsidiary Guarantor, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Parent, the Issuer, or any Subsidiary Guarantor, or any such petition shall be filed against the Parent, the Issuer, or any Subsidiary Guarantor and such petition shall not be dismissed within 60 days; or

(i)                                     one or more final judgments or orders for the payment of money aggregating in excess of the Threshold Amount, including, without limitation, any such final order enforcing a binding arbitration decision, are rendered against one or more of the Parent, the Issuer and their Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay;

(j)                                    if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA  section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Issuer or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed an amount that could reasonably be expected to have a Material Adverse Effect, (iv) the Issuer or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Issuer or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Issuer or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Issuer or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.  As used in this

Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or

(k)                                 the Affiliate Guaranties or any other Note Document shall, at any time and for any reason other than pursuant to the terms thereof, cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Parent or its Subsidiaries party thereto or the Parent or its Subsidiaries party thereto shall deny it has any further liability or obligation thereunder.

SECTION 12.                                      REMEDIES ON DEFAULT, ETC.

Section 12.1.                                            Acceleration.  (a) If an Event of Default with respect to the Parent or the Issuer described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)                                 If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Issuer, declare all the Notes then outstanding to be immediately due and payable.

(c)                                  If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Issuer, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited  to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Issuer acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Issuer (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Issuer in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2.                                            Other Remedies.  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or Affiliate Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3.                                            Rescission.  At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the holders of not less than 50% in principal amount of the Notes then outstanding, by written notice to the Issuer, may rescind and annul any such declaration and its consequences if (a) the Issuer has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Issuer nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4.                                            No Waivers or Election of Remedies, Expenses, Etc.  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement, any Affiliate Guaranty or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Issuer under Section 15, the Issuer will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13.                                      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1.                                            Registration of Notes.  The Issuer shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement.  Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Issuer shall not be affected by any notice or knowledge to the contrary.  The Issuer shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2.                                            Transfer and Exchange of Notes.  Upon surrender of any Note to the Issuer at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within fifteen Business Days thereafter, the Issuer shall execute and deliver, at the Issuer’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request, provided that such Person is not a Competitor and shall be substantially in the form of Schedule (a) or 1(b), respectively.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Issuer may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

Section 13.3.                                            Replacement of Notes.  Upon receipt by the Issuer at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)                                 in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)                                 in the case of mutilation, upon surrender and cancellation thereof,

within fifteen Business Days thereafter, the Issuer at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.                                      PAYMENTS ON NOTES.

Section 14.1.                                            Place of Payment.  Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction.  The Issuer may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Issuer in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2.                                            Home Office Payment.  So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Issuer will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in Schedule B, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Issuer in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Issuer made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Issuer at its principal executive office or at the place of payment most recently designated by the Issuer pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Issuer in exchange for a new Note or Notes pursuant to Section 13.2.  The Issuer will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

SECTION 15.                                      EXPENSES, ETC.

Section 15.1.                                            Transaction Expenses.  Whether or not the transactions contemplated hereby are consummated, the Issuer will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Affiliate Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Affiliate Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Affiliate Guaranty or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Issuer or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any Affiliate Guaranty and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $3,500 for each series of Notes.  The Issuer will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes) and (ii) any and all wire transfer fees that the Issuer’s bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note.

Section 15.2.                                            Survival.  The obligations of the Issuer under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Affiliate Guaranty or the Notes, and the termination of this Agreement.

SECTION 16.                                      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Parent or the Issuer pursuant to this Agreement shall be deemed representations and warranties of the Parent or the Issuer, as the case may be, under this Agreement.  Subject to the preceding sentence, this Agreement, the Notes and any Subsidiary Guaranties embody the entire agreement and understanding between each Purchaser and the Issuer and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.                                      AMENDMENT AND WAIVER.

Section 17.1.                                            Requirements.  This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Issuer and the Required Holders, except that:

(a)                                 no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser or holder unless consented to by such Purchaser or holder in writing; and

(b)                                 no amendment or waiver may, without the written consent of (A) prior to the First Closing, the Purchasers, (B) prior to the Second Closing, each holder of First Notes at the time outstanding and each Purchaser of Second Notes and (C) at any time on or after the Second Closing, each holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2, 11(a), 11(b), 12, 17 or 20.

Section 17.2.                                            Solicitation of Holders of Notes.

(a)                                 Solicitation.  The Issuer will provide each Purchaser and each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser and such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any Affiliate Guaranty.  The Issuer will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any Affiliate Guaranty to each Purchaser and each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Notes.

(b)                                 Payment.  Neither the Parent nor the Issuer will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of a Note as consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof or of any Affiliate Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser and  each holder of a Note even if such Purchaser or holder did not consent to such waiver or amendment.

(c)                                  Consent in Contemplation of Transfer.  Any consent given pursuant to this Section 17 or any Affiliate Guaranty by a holder of a Note that has transferred or has agreed to transfer such Note to the Parent, the Issuer, any of their respective Subsidiaries or any Affiliate of the Parent or the Issuer in connection with such consent shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3.                                            Binding Effect, Etc.  Any amendment or waiver consented to as provided in this Section 17 or any Affiliate Guaranty applies equally to all Purchaser and holders of Notes and is binding upon them and upon each future holder of any Note and upon the Parent and the Issuer without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Issuer and any Purchaser or holder of a Note and no delay in exercising any rights hereunder or under any Note or Affiliate Guaranty shall operate as a waiver of any rights of any Purchaser or holder of such Note.

Section 17.4.                                            Notes Held by Issuer, Etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Affiliate Guaranty or the Notes, or have directed the taking of any action provided herein or in any Affiliate Guaranty or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Parent, the Issuer or any of their respective Affiliates shall be deemed not to be outstanding.

SECTION 18.                                      NOTICES.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(i)                            if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule B, or at such other address as such Purchaser or nominee shall have specified to the Issuer in writing,

(ii)                              if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Issuer in writing, or

(iii)                               if to the Issuer and/or the Issuer, to the Issuer at its address set forth at the beginning hereof to the attention of the Office of General Counsel, or at such other address as the Issuer shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.                                      REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at each Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced.  The Issuer agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit the Issuer or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.                                      CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information regarding the Parent and its Affiliates delivered to any Purchaser by or on behalf of the Issuer or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the

Issuer or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Issuer or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available.  Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Issuer (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Affiliate Guaranty.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by the Issuer in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Issuer embodying this Section 20.

In the event that as a condition to receiving access to information relating to the Parent, the Issuer or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Parent, the Issuer, this Section 20 shall supersede any such other confidentiality undertaking.

SECTION 21.                                      SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Issuer, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser.  In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Issuer of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.                                      MISCELLANEOUS.

Section 22.1.                    Successors and Assigns.  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2.                    Accounting Terms.  All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.  Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.  For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election any of the Companies to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 — Fair Value Option, International Accounting Standard 39 — Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 22.3.                    Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4.                    Construction, Etc.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Section 22.5.                    Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.6.                    Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.7.                    Jurisdiction and Process; Waiver of Jury Trial.  (a) The Parent and the Issuer irrevocably submit to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Affiliate Guaranties or the Notes.  To the fullest extent permitted by applicable law, the Issuer irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)              Each of the Parent and the Issuer consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section.  Each of the Parent and the Issuer agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)              Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Parent or the Issuer in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)              THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

*    *    *    *    *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Issuer, whereupon this Agreement shall become a binding agreement between you and the Issuer.

Very truly yours,

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG INDUSTRIAL, INC., a Maryland corporation

By	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

This Agreement is hereby

accepted and agreed to as

of the date hereof.

MINNESOTA LIFE INSURANCE COMPANY
AMERICAN REPUBLIC INSURANCE COMPANY
UNITED INSURANCE COMPANY OF AMERICA
THE MUTUAL SAVINGS LIFE INSURANCE COMPANY
CATHOLIC UNITED FINANCIAL
CATHOLIC LIFE INSURANCE UNION
COLORADO BANKERS LIFE INSURANCE COMPANY
FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
FIDELITY LIFE ASSOCIATION
DEARBORN NATIONAL LIFE INSURANCE COMPANY
GREAT WESTERN INSURANCE COMPANY
MTL INSURANCE COMPANY
TRUSTMARK INSURANCE COMPANY
VANTIS LIFE INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By:	/s/ Theodore R. Hoxmeier
Name: Theodore R. Hoxmeier
Title: Vice President

This Agreement is hereby
accepted and agreed to as
of the date hereof.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

	By	/s/ Brian F. Landry
		Name:	Brian F. Landry
		Title:	Assistant Treasurer

This Agreement is hereby
accepted and agreed to as
of the date hereof.
AXA EQUITABLE LIFE INSURANCE COMPANY

	By:	/s/ Jeffrey Hughes
		Name:	Jeffrey Hughes
		Title:	Investment Officer

This Agreement is hereby
accepted and agreed to as
of the date hereof.

MONY LIFE INSURANCE COMPANY OF AMERICA

	By:	/s/ Jeffrey Hughes
		Name:	Jeffrey Hughes
		Title:	Investment Officer

This Agreement is hereby
accepted and agreed to as
of the date hereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

	By:	/s/ Barry Scheinholtz
		Name:	Barry Scheinholtz
		Title:	Senior Director

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

	By:	/s/ Barry Scheinholtz
		Name:	Barry Scheinholtz
		Title:	Senior Director

This Agreement is hereby
accepted and agreed to as
of the date hereof.

PRIMA MORTGAGE INVESTMENT TRUST, LLC, a Delaware limited liability company

By: Prima Capital Advisors LLC, as authorized agent

	By:	/s/ Steven Copulsky
		Name:	Steven Copulsky
		Title:	Managing Director

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Acceptable Ground Lease” means a ground lease with respect to an Acceptable Property executed by a Subsidiary Guarantor, as lessee, that has a remaining lease term (including extension or renewal rights) of at least thirty-five (35) years, calculated as of the date the Subsidiary Guarantor acquired such Acceptable Property and for which approval has been obtained, to the extent any approval is required under any Material Credit Facility.

“Acceptable Property” means a Property that meets the following requirements and for which approval has been obtained, to the extent any approval is required under any Material Credit Facility:

(i)                            such Property is wholly-owned by, or ground leased pursuant to an Acceptable Ground Lease to, Issuer or a Subsidiary Guarantor free and clear of any Liens;

(ii)                              such Property is an industrial, manufacturing, warehouse/distribution and/or office property located within the United States; and

(iii)                               if such Property is owned by a Subsidiary Guarantor, or is ground leased pursuant to an Acceptable Ground Lease to a Subsidiary Guarantor, then 100% of the Equity Interests of such Subsidiary Guarantor are owned, directly or indirectly by Issuer, free and clear of any Liens.

“Adjusted NOI” means, with respect to any Property for the prior quarter, annualized, an amount equal to (a) the aggregate gross revenues from the operations of such Property during such period, minus (b) the sum of (i) all expenses and other proper charges incurred in connection with the operation of such Property during such period (including real estate taxes, but excluding any property and asset management fees, debt service charges, income taxes, depreciation, amortization and other non-cash expenses and excluding capital expenditures), (ii) a management fee equal to the greater of (A) two percent (2%) of the aggregate net revenues from the operations of such Property during such period and (B) actual management fees paid, and (iii) a replacement reserve of $0.10 per square foot.  Adjusted NOI shall be reduced by the amount of any revenues from the lease of any Property as to which the lease has terminated, the tenant is not in occupancy or Issuer is not recognizing revenue from such tenant in accordance with GAAP, or as to which the lease is set to expire in the next calendar quarter and has not yet been extended, (and for the purposes of calculating the Unencumbered Asset Value only, adding back any related expenses from such Property) and increased by annualized projected revenues for the first three months from any new lease which went into effect with the tenant taking occupancy and Issuer is recognizing revenue from such tenant in accordance with GAAP during such prior quarter, or any new lease which is to go into effect with the tenant taking occupancy and paying rent during the current quarter.

SCHEDULE A
(to Note Purchase Agreement)

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Issuer, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Issuer or any Subsidiary or any Person of which the Issuer and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.  As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Issuer.

“Affiliate Guaranties” means (i) the Guaranty of the Parent substantially in the form of Schedule C-1 hereof and (ii) the Guaranty of certain Subsidiaries from time to time in the form of Schedule C-2 hereof each guaranteeing the Issuer’s obligations hereunder and under the Notes.

“Agreement” means this Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Anti-Corruption Laws” is defined in Section 5.16(d)(1).

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Attributable Indebtedness” means, on any date in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Balloon Payments” shall mean with respect to any loan constituting Indebtedness, any required principal payment of such loan which is payable at the maturity of such Indebtedness, provided, however, that the final payment of a fully amortized loan shall not constitute a Balloon Payment.

“Blocked Person” is defined in Section 5.16(a).

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Capital Lease” means, with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP.

2

“Capital Lease Obligations” means, with respect to any Person for any period, the capitalized amount of obligations under Capital Leases for such Person for such period as determined in accordance with GAAP.

“Capitalization Rate” shall have the meaning ascribed to such term in the Primary Credit Facility from time to time, and, if for any reason no Primary Credit Facility then exists or such term is no longer used therein, the Capitalization Rate most recently in effect.  Notwithstanding the foregoing, in no event shall the “Capitalization Rate” at any time be less than 7.00%.

“Cash Equivalents” means any of the following types of Investments, to the extent owned by Guarantor, Issuer or any of their Subsidiaries free and clear of all Liens (other than Liens permitted hereunder):

(a)                            readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;

(b)                            demand or time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than 90 days from the date of acquisition thereof;

(c)                             commercial paper in an aggregate amount of no more than $5,000,000 per issuer outstanding at any time issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof;

(d)                            Investments, classified in accordance with GAAP as current assets of the Parent or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition; and

(e)                             Other liquid or readily marketable investments in an amount not to exceed five percent (5%) of Total Asset Value.

“Change of Control” means an event or series of events by which:

3

(a)                            any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all Equity Interests that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of thirty-five percent (35%) or more of the Equity Interests of Parent entitled to vote for members of the board of directors or equivalent governing body of Parent on a fully-diluted basis (and taking into account all such Equity Interests that such person or group has the right to acquire pursuant to any option right);

(b)                            during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of Parent cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

(c)                             Parent shall cease to (i) either be the sole general partner of, or wholly own and control the general partner of, Issuer or (ii) own, directly or indirectly, greater than fifty percent (50%) of the Equity Interests of Issuer.

“CISADA” means the Comprehensive Iran Sanctions, Accountability and Divestment Act.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Companies” means, without duplication, the Parent and its Consolidated Subsidiaries (including Issuer), and “Company” means any one of the Companies.

“Competitor” means any Person who is actively engaged in the same line of business in which the Issuer is engaged on the date of this Agreement as described in the Memorandum; provided, however, that in no event shall any insurance company, bank, trust company, pension plan, savings and loan association, investment company, broker or dealer or any other similar financial institution or entity (regardless of legal form) be deemed to be a Competitor.

4

“Confidential Information” is defined in Section 20.

“Consolidated EBITDA” means, for the Parent, the Issuer and their Subsidiaries, for any period, an amount equal to (a) Consolidated Net Income, plus (b) the sum of the following (without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period): (i) income tax expense; (ii) interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness; (iii) depreciation and amortization expense; (iv) amortization of intangibles (including goodwill) and organization costs; (v) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business); (vi) any other non-cash charges, and (vii) all commissions, guaranty fees, discounts and other fees and charges owed by such Person with respect to letters of credit and bankers’ acceptance financing and net costs of such Person under Swap Contracts in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP; minus (c) the sum of the following (to the extent included in the statement of such Consolidated Net Income for such period): (i) interest income (except to the extent deducted in determining such Consolidated Net Income); (ii) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business); (iii) any other non-cash income; and (iv) any cash payments made during such period in respect of items described in clause (b)(v) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income.

“Consolidated Fixed Charges” means, on a consolidated basis, for any Person for any period, the sum (without duplication) of (a) Consolidated Interest Expense, (b) provision for cash income taxes made by such Person on a consolidated basis in respect of such period, (c) scheduled principal amortization payments due during such period on account of Indebtedness of such Person (excluding Balloon Payments), and (d) Restricted Payments paid in cash with respect to preferred Equity Interests of such Person during such period.

“Consolidated Interest Expense” means, for any Person for any period, the total interest expense (including that attributable to Capital Lease Obligations) of such Person for such period with respect to all outstanding Total Funded Debt (including all commissions, discounts and other fees and charges owed by such Person with respect to letters of credit and bankers’ acceptance financing and net costs of such Person under Swap Contracts in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP).  Consolidated Interest Expenses shall exclude non-cash charges, interest rate hedge termination payments or receipts, loan prepayment costs, and upfront loan fees, interest expense covered by an interest reserve established under a loan facility and any interest expense under any construction loan or construction activity that under GAAP is required to be capitalized.

“Consolidated Leverage Ratio” means, as of any date of determination, the quotient (expressed as a percentage) of (a) Consolidated Total Debt, divided by (b) Total Asset Value.

5

“Consolidated Net Income” means, for any Person for any period, the consolidated net income (or loss) of such Person for such period, determined on a consolidated basis; provided that in calculating Consolidated Net Income of the Parent for any period, there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Parent or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Company) in which any Company has an ownership interest, except to the extent that any such income is actually received by such Company in the form of dividends or similar distributions, and (c) the undistributed earnings of any Subsidiary of any Company to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Material Credit Facility) or requirement of law applicable to such Subsidiary.

“Consolidated Subsidiary” means any Person in which the Parent or the Issuer has a direct or indirect ownership interest and whose financial results would be consolidated under GAAP with the financial results of the Parent on the consolidated financial statements of the Parent.

“Consolidated Total Debt” means, as of any date of determination, the aggregate principal amount of all Indebtedness of the Parent, the Issuer and their Subsidiaries on such date, determined on a consolidated basis in accordance with GAAP which would be required to be included on the liabilities side of the balance sheet of the Parent in accordance with GAAP, and including the Companies’ Share of the principal amount of all Indebtedness of Unconsolidated Affiliates, but, in each case, excluding the net obligations of Parent on a consolidated basis under any Swap Contract.

“Controlled Entity” means (i) any of the Subsidiaries of the Issuer and any of their or the Issuer’s respective Controlled Affiliates and (ii) if the Issuer has a parent company, such parent company and its Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Construction in Progress” means each Property that is either (a) new ground up construction or (b) under renovation in which (i) greater than thirty percent (30%) of the square footage of such Property is unavailable for occupancy due to renovation and (ii) no rents are being paid on such square footage.  A Property will cease to be classified as “Construction in Progress” on the earlier to occur of (A) the time that such Property has an Occupancy Rate of greater than eighty percent (80%), or (B) one hundred eighty (180) days after completion of construction or renovation of such Property, as applicable.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Customary Recourse Exceptions” means, with respect to any Indebtedness, personal recourse that is limited to fraud, misrepresentation, misapplication of cash, waste, environmental

6

claims and liabilities, prohibited transfers, violations of single purposes entity covenants, and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate guaranty or indemnification agreements in non-recourse financing of Real Property.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest that is the greater of (i) 2.00% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2.00% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its “base” or “prime” rate.

“Disclosure Documents” is defined in Section 5.3.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Issuer under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Fitch” means Fitch, Inc., and any successor thereto.

7

“Fixed Charge Ratio” means, as of any date of determination, the quotient (expressed as a percentage) of (a) Consolidated EBITDA of the Parent, the Issuer and their Subsidiaries, divided by (b) Consolidated Fixed Charges of the Parent, the Issuer and their Subsidiaries.

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a)                            the government of

(i)                            the United States of America or any state or other political subdivision thereof, or

(ii)                              any other jurisdiction in which the Issuer or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Issuer or any Subsidiary, or

(b)                            any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guaranty” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien).  The amount of any

8

Guaranty shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.  The term “Guaranty” as a verb has a corresponding meaning.

“Guarantors” means the Parent, the Subsidiary Guarantors, and “Guarantor” means any one of the Guarantors.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Issuer pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule B, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Immaterial Subsidiary” means any Subsidiary whose assets constitute less than one percent (1%) of Total Asset Value; provided that if at any time the aggregate Total Asset Value of the “Immaterial Subsidiaries” which are not Guarantors exceeds ten percent (10%) of Total Asset Value, then the Issuer shall designate certain “Immaterial Subsidiaries” as Guarantors such that the aggregate Total Asset Value of the “Immaterial Subsidiaries” which are not Guarantors does not exceed ten percent (10%) of Total Asset Value.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)                            all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)                            all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c)                             net obligations of such Person under any Swap Contract;

(d)                            all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business

9

and, in each case, either (i) not past due for more than one hundred and eighty (180) days or (ii) being contested in good faith by appropriate proceedings diligently conducted);

(e)                             Capital Lease Obligations;

(f)                           all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any ownership interest (excluding perpetual preferred ownership interests) in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus (without duplication and only to the extent required to be paid) accrued and unpaid dividends;

(g)                             all Guaranties of such Person in respect of any of the foregoing; and

(h)                            all obligations of the kind referred to in clauses (a) through (g) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any lien on Property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, but limited to the lesser of (i) the fair market value of the property subject to such lien and (ii) the aggregate amount of the obligations so secured.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.  The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.  The amount of any Capital Lease Obligations as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 10% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Interest Coverage Ratio” means, as of any date of determination, the quotient (expressed as a percentage) of (a) Consolidated EBITDA of the Parent, the Issuer and their Subsidiaries, divided by (b) Consolidated Interest Expense of the Parent, the Issuer and their Subsidiaries.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guaranty or assumption of debt of,

10

or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guaranties Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit.  For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Issuer” means Stag Industrial Operating Partnership, L.P., a Delaware limited partnership or any success that becomes such as prescribed in Section 10.2.

“Lease” means each existing or future lease, sublease (to the extent of any Subsidiary Guarantor’s rights thereunder), license, or other agreement (other than an Acceptable Ground Lease) under the terms of which any Person has or acquires any right to occupy or use any Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property and any Capital Lease having substantially the same economic effect as any of the foregoing).

“Make-Whole Amount” is defined in Section 8.6.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Parent, the Issuer and their Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Parent, the Issuer and their Subsidiaries taken as a whole or (b) the ability of the Parent, the Issuer and the Guarantors, taken as a whole, to perform their obligations under the Note Documents, or (c) the validity or enforceability against the Parent, the Issuer or any other Guarantor, taken as a whole, of the Note Documents to which they are parties.

“Material Credit Facility” means, as to the Parent, the Issuer and its Subsidiaries,

(a)                            the Primary Credit Facility; and

(b)                            any other agreement(s) creating or evidencing indebtedness for borrowed money (other than Non-Recourse Indebtedness) entered into on or after the date of Closing by the Issuer or any Subsidiary, or in respect of which the Issuer or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support (other than Customary Recourse Exceptions) (“Credit Facility”), in a principal amount

11

outstanding or available for borrowing equal to or greater than $100,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility.

“Material Subsidiary” means each Subsidiary of the Issuer other than a Non-Guarantor Subsidiary.

“Material Title Defects” means, with respect to any Unencumbered Property, defects, Liens (other than Liens for local real estate taxes and similar local governmental charges), and other encumbrances in the nature of easements, servitudes, restrictions, and rights-of-way that would customarily be deemed unacceptable title exceptions for a prudent lender (i.e., a prudent lender would reasonably determine that such exceptions, individually or in the aggregate, materially impair the value or operations of such Unencumbered Property, would prevent such Unencumbered Property from being used in the manner in which it is currently being used, or would result in a violation of any law which would have a material and adverse effect on such Unencumbered Property); provided that Material Title Defects shall not include any Liens or other encumbrances that existed as of the date of this Agreement and as permitted in Section 10.5.

“Maturity Date” is defined in the first paragraph of each Note.

“Memorandum” is defined in Section 5.3.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“Non-Guarantor Subsidiary” means any Subsidiary (whether direct or indirect) of the Issuer, other than any Subsidiary which owns an Unencumbered Property or any Subsidiary which owns any of the Equity Interests of any such Subsidiary, which (a) is (i) formed for or converted to the specific purpose of holding title to Real Property assets which are collateral for Indebtedness owing or to be owed by such Subsidiary, provided that such Indebtedness must be incurred or assumed within ninety (90) days, such ninety (90) day period to be extended for an additional sixty (60) days if the Issuer provides an executed term sheet or commitment letter for the financing of such Real Property to the Required Holders (or, in either instance, for such longer period as the Required Holders may agree in writing) of such formation or conversion or such Subsidiary shall cease to qualify as a Non-Guarantor Subsidiary, and (ii) expressly prohibited in writing from guaranteeing Indebtedness of any other person or entity pursuant to (A) a provision in any document, instrument or agreement evidencing such Indebtedness of such Subsidiary or (B) a provision of such Subsidiary’s organization documents, in each case, which

12

provision was included in such organization document or such other document, instrument or agreement at the request of the applicable third party creditor and as an express condition to the extension or assumption of such Indebtedness; provided that a Subsidiary meeting the requirements set forth in this clause (a) shall only remain a “Non-Guarantor Subsidiary” for so long as (1) each of the foregoing requirements set forth in this clause (a) are satisfied, (2) such Subsidiary does not guarantee any other Indebtedness and (3) the Indebtedness with respect to which the restrictions noted in clause (a) (ii) are imposed remains outstanding; (b)(i) becomes a Subsidiary following the Closing, (ii) is not a Wholly-Owned Subsidiary of the Issuer, and (iii) with respect to which the Issuer and its Affiliates, as applicable, do not have sufficient voting power to cause such Subsidiary to become a Guarantor hereunder; (c) is an Immaterial Subsidiary; (d) is a Subsidiary which has been released from its obligations under  the applicable Affiliate Guaranty pursuant to Section 9.7(c) of the Agreement; or (e) is not a domestic Subsidiary.  For the avoidance of doubt, STAG Industrial Management, LLC, the Subsidiary that employs the Parent Guarantor’s employees, shall be deemed to be a Non-Guarantor Subsidiary.

“Non-Recourse Indebtedness” means, for any Person, any Indebtedness of such Person for the repayment of which neither Parent nor Issuer has any personal liability (other than for Customary Recourse Exceptions) or, if such Person is Parent or Issuer, in which recourse of the applicable holder of such Indebtedness for non-payment is limited to such holder’s Liens on a particular asset or group of assets (other than for Customary Recourse Exceptions).  For the avoidance of doubt, if any Indebtedness is partially guaranteed by Parent or Issuer, then the portion of such Indebtedness that is not so guaranteed shall still be Non-Recourse Indebtedness if it otherwise satisfies the requirements in this definition.

“Note Documents” means this Agreement, the Notes, and the Affiliate Guaranties.

“Notes” is defined in Section 1.

“Occupancy Rate” means, for any Property, the percentage of the rentable area of such Property occupied by bona fide tenants of such Property or leased by tenants pursuant to bona fide tenant Leases, in each case, which tenants are not more than 60 days past due in the payment of all rent or other similar payments due under such Leases and paying rent.

“OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing.  A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Issuer whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

13

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the  Parent, Issuer or any ERISA Affiliate or with respect to which the Issuer or any ERISA Affiliate may have any liability.

“Primary Credit Facility” shall mean either:

(a)         the Credit Agreement dated as of September 10, 2012 among the Issuer, the Parent, Bank of America, N.A., as administrative agent and the other lenders party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; or

(b)         the Term Loan Agreement dated February 14, 2013 among the Issuer, the Parent,  Wells Fargo Bank, National Association, as administrative agent and the other lenders party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof.

“Property” means any Real Property which is owned or ground leased, directly or indirectly, by the Parent and its Consolidated Subsidiaries (including the Issuer).

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“PTE” is defined in Section 6.2(a).

“Purchase Price” means, as the context may require, the First Purchase Price or the Second Purchase Price.

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Issuer and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“QPAM Exemption” is defined in Section 6.2(d).

“Real Property” of any Person means all of the right, title, and interest of such Person in and to land, improvements, and fixtures.

14

“Recourse Indebtedness” means Indebtedness that is not Non-Recourse Indebtedness; provided that personal recourse for Customary Recourse Exceptions shall not, by itself, cause such Indebtedness to be characterized as Recourse Indebtedness.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means at any time (a) prior to the First Closing, the Purchasers, (b) on or after the  First Closing but before the Second Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding, provided that only for purposes of this clause (a), the Notes scheduled to be issued at the Second Closing shall be deemed to be outstanding, and (c) at any time on or after the Second Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding, in each case, exclusive of Notes then owned by the Parent, the Issuer or any of its Affiliates.

“Responsible Officer” means any Senior Financial Officer and any other officer of the Parent or the Issuer, as the case may be, with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Payment” means any dividend or other distribution (whether in cash, Equity Interests or other property) with respect to any capital stock or other Equity Interest of any Company or Subsidiary, or any payment (whether in cash, Equity Interests or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interests, or on account of any return of capital to such Company’s or Subsidiary’s stockholders, partners or members (or the equivalent Person thereof).

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor thereto.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Secured Indebtedness” means (without duplication), with respect to a Person as of any given date, the aggregate principal amount of all Indebtedness of such Person or its subsidiaries outstanding at such date and that is secured by a Lien, and including the Companies’ Share of all Indebtedness of Unconsolidated Affiliates that is secured by a Lien, but excluding for the avoidance of doubt, any net obligations under any Swap Contract that is secured by a Lien, all Unsecured Indebtedness and all Indebtedness hereunder.

“Secured Leverage Ratio” means, as of any date of determination, the quotient (expressed as a percentage) of (a) Secured Indebtedness of the Parent, the Issuer and their Subsidiaries, divided by (b) Total Asset Value.

15

“Secured Recourse Debt Ratio” means, as of any date of determination, the quotient (expressed as a percentage) of (a) Secured Indebtedness of the Issuer which is Recourse Indebtedness with respect to the Issuer, divided by (b) Total Asset Value.

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, chief accounting officer, treasurer or comptroller of the Parent or the Issuer, as the case may be.

“Share” means Issuer’s and Parent’s direct or indirect share of a Consolidated Subsidiary or an Unconsolidated Affiliate as reasonably determined by Issuer based upon Issuer’s and Parent’s economic interest (whether direct or indirect) in such Consolidated Subsidiary or Unconsolidated Affiliate, as of the date of such determination.

“Source” is defined in Section 6.2.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries).  Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Issuer.

“Subsidiary Guarantors” means, as of any date, each domestic Subsidiary which owns an Unencumbered Property all domestic Subsidiaries of Issuer owning a direct or indirect interest in an Unencumbered Property, each other domestic Material Subsidiary, and the general partner of each Subsidiary Guarantor that is a limited partnership and “Subsidiary Guarantor” means any one of the Subsidiary Guarantors; provided, however, that STAG Industrial Management, LLC shall in no event be deemed or required to be a Subsidiary Guarantor.

“Substitute Purchaser” is defined in Section 21.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or

16

bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Purchaser or any Affiliate of a Purchaser).

“Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

“Tangible Net Worth” means, as of any date, (a) Total Asset Value minus (b) the sum of (i) Consolidated Total Debt and (ii) to the extent included in the calculation of Total Asset Value, goodwill and other intangible assets (other than deferred leasing intangibles).

“Threshold Amount” means the lesser of (x)(a) $80,000,000 with respect to Recourse Indebtedness, (b) $150,000,000 with respect to all Non-Recourse Indebtedness, and (c) $80,000,000 with respect to all other amounts or (y) the “Threshold Amount” as defined in any Primary Credit Facility (however, if at any time the amounts referenced in such definitions differ, the lesser of such amounts).

“Total Asset Value” means, for the Companies, on a consolidated basis, as on any date, the sum of (a) an amount equal to (i) aggregate Adjusted NOI (excluding, for the purposes of this definition, any adjustments set forth in the last sentence of the definition of Adjusted NOI) with respect to all Properties (without duplication from the assets in clauses (b) through (g) below) for the fiscal quarter most recently ended, annualized divided by (ii) the Capitalization Rate, plus (b) the acquisition cost of each Property acquired during the fiscal quarter most recently ended solely for the purposes of determination for such quarter, plus (c) the acquisition cost of Construction in Progress and the costs of improvements thereon and renovations thereof, plus

17

(d) cash and cash equivalents (including restricted cash) on such date, plus (e) the Companies’ Share of the foregoing items and components attributable to Unconsolidated Affiliates, plus (f) an amount equal to the book value (adjusted in accordance with GAAP to reflect any default or other impairment of such loan) of mortgage loans, construction loans, capital improvement loans, and other loans, in each case owned by a Issuer, plus (g) fifty percent (50%) of the book value of any undeveloped land.

“Total Funded Debt” means, as of any date, Consolidated Total Debt excluding intra-company Indebtedness, deferred income taxes, security deposits, accounts payable and accrued liabilities, and any prepaid rents, in each case determined in accordance with GAAP.

“Unconsolidated Affiliate” means any Person in which a Company has an Equity Interest and whose financial results would not be consolidated under GAAP with the financial results of the Parent on the consolidated financial statements of Parent.

“Unencumbered Asset Value” means without duplication, the sum of (a) for each Unencumbered Property owned for the most recent four fiscal quarters ended, the Adjusted NOI attributable to such Unencumbered Property for the most recent four quarters for which quarterly financial statements are available divided by the Capitalization Rate, plus (b) for each Unencumbered Property owned the last two fiscal quarters but less than four fiscal quarters, the Adjusted NOI attributable to such Unencumbered Property for the most recently ended two fiscal quarters for which financial statements are available multiplied by two divided by the Capitalization Rate, plus (c) for each Unencumbered Property acquired within the last two fiscal quarters, the acquisition cost of such Unencumbered Property.

“Unencumbered Leverage Ratio” means, as of any date of determination, the quotient (expressed as a percentage) of (a) Unsecured Indebtedness, divided by (b) Unencumbered Asset Value.

“Unencumbered Property” means any Property owned by the Issuer, the Parent or any of their Subsidiaries which is free and clear of any Liens other than those existing as of the date of the Agreement and permitted by Section 10.5 and meet the requirements of (1) subsections (i), (ii) and (iii) of the definition of Acceptable Property and provided that (2) (a) no Material Title Defect with respect to such Unencumbered Property shall exist, (b) such Unencumbered Property shall have reasonably satisfactory access to public utilities, (c) such Unencumbered Property shall have an Occupancy Rate of at least seventy-five percent (75%); and (d) such Unencumbered Property shall not have any material defects.

“Unsecured Indebtedness” means Indebtedness of the Issuer and the Parent, determined on a consolidated basis, which is not Secured Indebtedness.  Notwithstanding the foregoing, all Indebtedness which is secured by a pledge of equity interests only and is recourse to Issuer or the Parent shall be deemed to be Unsecured Indebtedness.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct

18

Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions” is defined in Section 5.16(a).

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Issuer and the Issuer’s other Wholly-Owned Subsidiaries at such time.

19

[FORM OF NOTE]

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

4.98% SENIOR GUARANTEED NOTE, SERIES A, DUE OCTOBER 1, 2024

No. [ ]	[Date]
$[ ]	PPN 85253# AA9

FOR VALUE RECEIVED, the undersigned, STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P. (herein called the “Issuer”), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to [                        ], or registered assigns, the principal sum of [                                          ] DOLLARS (or so much thereof as shall not have been prepaid) on October 1, 2024 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.98% per annum from the date hereof, payable semiannually, on the first day of April and October in each year, commencing with the April 1 or October 1 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.98% or (ii) 2.00% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at New York, New York or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Guaranteed Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of April 16, 2014 (as from time to time amended, the “Note Purchase Agreement”), among the Parent, the Issuer and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of,

SCHEDULE 1(a)
(to Note Purchase Agreement)

the transferee.  Prior to due presentment for registration of transfer, the Issuer may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. This Note is guaranteed by the Parent and certain Affiliates of  the Issuer pursuant to that certain Affiliate Guaranties.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Issuer and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

By
[Title]

5.4-2

[FORM OF NOTE]

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

4.98% SENIOR GUARANTEED NOTE, SERIES B, DUE JULY 1, 2026

No. [ ]	[Date]
$[ ]	PPN 85253# AB7

FOR VALUE RECEIVED, the undersigned, STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P. (herein called the “Issuer”), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to [                        ], or registered assigns, the principal sum of [                                          ] DOLLARS (or so much thereof as shall not have been prepaid) on July 1, 2026 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.98% per annum from the date hereof, payable semiannually, on the first day of April and October in each year, commencing with the April 1 or October 1 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.98% or (ii) 2.00% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at New York, NY or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Guaranteed Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of April 16, 2014 (as from time to time amended, the “Note Purchase Agreement”), among the Parent, the Issuer and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of,

SCHEDULE 1(b)
(to Note Purchase Agreement)

the transferee.  Prior to due presentment for registration of transfer, the Issuer may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. This Note is guaranteed by the Parent and certain Affiliates of  the Issuer pursuant to that certain Affiliate Guaranties.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Issuer and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

By
[Title]

5.4-2

FORM OF OPINION OF SPECIAL COUNSEL
TO THE ISSUER

Matters To Be Covered in
Opinion of Special Counsel to the Issuer

1.            Each of the Issuer, the Parent and their Subsidiaries being duly incorporated, validly existing and in good standing and having requisite corporate power and authority to issue and sell the Notes and to execute and deliver the documents.

2.            Each of the Issuer, the Parent and their Subsidiaries being duly qualified and in good standing as a foreign corporation in appropriate jurisdictions.

3.            Due authorization and execution of the documents and such documents being legal, valid, binding and enforceable.

4.            No conflicts with charter documents, laws or other agreements.

5.            All consents required to issue and sell the Notes and to execute and deliver the documents having been obtained.

6.            No litigation questioning validity of documents.

7.            The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

8.            No violation of Regulations T, U or X of the Federal Reserve Board.

9.            Issuer not an “investment company”, or a company “controlled” by an “investment company”, under the Investment Company Act of 1940, as amended.

SCHEDULE 4.4(a)
(to Note Purchase Agreement)

FORM OF OPINION OF SPECIAL COUNSEL
TO THE PURCHASERS

[To Be Provided on a Case by Case Basis]

SCHEDULE 4.4(b)
(to Note Purchase Agreement)

SCHEDULE 5.3

1) Investor Presentation dated March 2014

SCHEDULE 5.3
(to Note Purchase Agreement)

SCHEDULE 5.4

SUBSIDIARIES OF THE ISSUER AND OWNERSHIP OF SUBSIDIARY STOCK

Part (a).         All Subsidiaries of Parent and Borrower.

Parent

Direct Subsidiaries (percentages reflect Parent ownership interest):

STAG Industrial GP, LLC (100%)

Borrower (86.39 % of the limited partnership interests as of 2/28/14)

Indirect Subsidiaries:

All held through Borrower (see below)

Borrower

Direct Subsidiaries (100% ownership by Borrower unless noted otherwise):

STAG Industrial Management, LLC (99% - remaining 1% owned by STAG TRS, LLC)(1)

STAG Industrial Holdings, LLC

STAG Industrial Holdings II, LLC

STAG Investments Holdings III, LLC

STAG Investments Holdings IV, LLC

STAG GI Investments Holdings, LLC

STAG Industrial TRS, LLC

Indirect Subsidiaries:

STAG III Albion, LLC

(1)                                 Should not be a guarantor as it is the employer.

SCHEDULE 5.4
(to Note Purchase Agreement)

STAG III Appleton, LLC

STAG III Arlington, L.P.

STAG III Boardman, LLC

STAG III Canton, LLC

STAG III Chesterfield, LLC

STAG III Cincinnati, LLC

STAG III Dayton, LLC

STAG III Daytona Beach, LLC

STAG III Elkhart, LLC

STAG III Fairfield, LLC

STAG III Farmington, LLC

STAG III Holland 2, LLC

STAG III Holland, LLC

STAG III Jackson, LLC

STAG III Jefferson, LLC

STAG III Lewiston, LLC

STAG III Malden, LLC

STAG III Maryland Borrower, LLC

STAG III Mason, LLC

STAG III Mayville, LLC

STAG III Milwaukee 2, LLC

STAG III Milwaukee, LLC

STAG III Newark, LLC

STAG III Pensacola, LLC

STAG III Pocatello, LLC

5.4-2

STAG III Rapid City, LLC

STAG III Round Rock, L.P.

STAG III Sergeant Bluff, LLC

STAG III Sparks, LLC

STAG III St. Louis, LLC

STAG III Tavares, LLC

STAG III Twinsburg, LLC

STAG III Youngstown, LLC

STAG IV Alexandria, LLC

STAG IV Belfast, LLC

STAG IV Cheektowaga, LLC

STAG IV Danville, LLC

STAG IV Lexington, LLC

STAG IV Newton, LLC

STAG IV Pittsburgh 2, LLC

STAG IV Rural Hall, LLC

STAG IV Seville, LLC

STAG IV Sun Prairie, LLC

STAG IV Waco, LP

STAG Arlington 2, L.P.

STAG Atlanta, LLC

STAG Avon, LLC

STAG Bellevue, LLC

STAG Buffalo, LLC

STAG Chippewa Falls, LLC

5.4-3

STAG Conyers, LLC

STAG East Windsor, LLC

STAG Edgefield, LLC

STAG Franklin, LLC

STAG Fort Worth, LP

STAG Gahanna, LLC

STAG Georgetown, LLC

STAG Gresham, LLC

STAG Hazelwood, LLC

STAG Huntersville, LLC

STIR Investments GP III, LLC

STIR Investments GP IV, LLC

STAG Lansing 2, LLC

STAG Louisville, LLC

STAG North Jackson, LLC

STAG Norton, LLC

STAG Orlando, LLC

STAG Pineville, LLC

STAG Portland, LLC

STAG Portland 2, LLC

STAG Reading, LLC

STAG Rogers 2, LLC

STAG Smithfield, LLC

STAG Simpsonville, LLC

STAG South Bend, LLC

5.4-4

STAG Spartanburg, LLC

STAG TX GP 2, LLC

STIR Lansing, LLC

STAG GI Charlotte 2, LLC

STAG GI Charlotte, LLC

STAG GI Cleveland, LLC

STAG GI Goshen, LLC

STAG GI Madison, LLC

STAG GI Mooresville, LLC

STAG GI O’Fallon, LLC

STAG GI Rogers, LLC

STAG GI Salem, LLC

STAG GI Streetsboro, LLC

STAG GI Vonore, LLC

STAG GI Walker, LLC

STAG TX GP, LLC

STAG Mebane 1, LLC

STAG Mebane 2, LLC

STAG Dallas, LLC

STAG Buena Vista, LLC

STAG Chicopee, LLC

STAG De Pere, LLC

STAG Duncan, LLC

STAG Gurnee, LLC

STAG Harrisonburg, LLC

5.4-5

STAG Kansas City 2, LLC

STAG Montgomery, LLC

STAG GI New Jersey, LLC

STAG Smyrna, LLC

STAG Statham, LLC

STAG Toledo, LLC

STAG Woodstock, LLC

STAG Orangeburg, LLC

STAG Columbia, LLC

STAG Dekalb, LLC

STAG Golden, LLC

STAG Houston 2, L.P.

STAG Idaho Falls, LLC

STAG Londonderry, LLC

STAG Marion 2, LLC

STAG Mishawaka, LLC

STAG Ocala, LLC

STAG Southfield, LLC

STAG Southfield 2, LLC

STAG Mt. Prospect, LLC

STAG Williamsport, LLC

STAG Belvidere I, LLC

STAG Belvidere II, LLC

STAG Belvidere III, LLC

STAG Belvidere IV, LLC

5.4-6

STAG Belvidere V, LLC

STAG Belvidere VI, LLC

STAG Belvidere VII, LLC

STAG Belvidere VIII, LLC

STAG Belvidere IX, LLC(2)

STAG Kentwood, LLC

STAG Marshall, LLC

STAG Nashville, LLC

STAG Catoosa, LLC

STAG New Berlin, LLC

STAG Hampstead, LLC

STAG New Hope, LLC

STAG Springfield, LLC

STAG Orlando 2, LLC

STAG North Jackson 2, LLC

STAG Mebane 3, LLC

STAG Shannon, LLC

STAG Lansing 4, LLC

STAG South Holland, LLC

STAG Sauk Village, LLC

STAG Harvard, LLC

STAG Mascot, LLC

STAG Janesville, LLC

(2)  Has no assets.

5.4-7

STAG Allentown, LLC

STAG Nashua, LLC

STAG Strongsville, LLC

STAG Portage, LLC

STAG El Paso, LP

STAG Jackson, LLC

STAG Auburn Hills, LLC

STAG Gloversville 1, LLC

STAG Gloversville 2, LLC

STAG Gloversville 3, LLC

STAG Gloversville 4, LLC

STAG Johnstown 1, LLC

STAG Johnstown 2, LLC

STAG Johnstown 3, LLC

STAG Johnstown 4, LLC

STAG Ware Shoals, LLC

STAG Greenwood 1, LLC

STAG Greenwood 2, LLC

STAG Holland 3, LLC

STAG Independence, LLC

STAG Kansas City, LLC

STAG Lafayette 1, LLC

STAG Lafayette 2, LLC

STAG Lafayette 3, LLC

STAG Lafayette 4, LLC

5.4-8

STAG Lansing 3, LLC

STAG Marion, LLC

STAG Novi, LLC

STAG O’Hara, LLC

STAG Parsons, LLC

STAG Phoenix City, LLC

STAG Sterling Heights, LLC

STAG Wichita 1, LLC

STAG Wichita 2, LLC

STAG Wichita 3, LLC

STAG Columbus, LLC

STAG Savannah, LLC

Part (b).           Other Equity Investments of Parent and Borrower.

None.

5.4-9

SCHEDULE 5.5

FINANCIAL STATEMENTS

Audited financial statements for the fiscal year ended December 31, 2013 for the Company — filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013

Audited financial statements for the fiscal year ended December 31, 2012 for the Company — filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012

Audited financial statements for the period April 20, 2011 to December 31, 2011 for the Company — filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011

Audited financial statements for the period January 1, 2011 to April 19, 2011 for STAG Predecessor Group — filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011

Unaudited quarterly financial statements for the quarter ended September 30, 2013 for the Company — filed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013

Unaudited quarterly financial statements for the quarter ended June 30, 2013 for the Company — filed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013

Unaudited quarterly financial statements for the quarter ended March 31, 2013 for the Company — filed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013

Unaudited quarterly financial statements for the quarter ended September 30, 2012 for the Company — filed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012

Unaudited quarterly financial statements for the quarter ended June 30, 2012 for the Company — filed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012

Unaudited quarterly financial statements for the quarter ended March 31, 2012 for the Company — filed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012

Unaudited quarterly financial statements for the quarter ended September 30, 2011 for the Company — filed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011

SCHEDULE 5.5
(to Note Purchase Agreement)

Unaudited financial statements for the period April 20, 201l to June 30, 2011 for the Company — filed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011

Unaudited financial statements for the period April 1, 2011 to April 19, 2011 for STAG Predecessor Group — filed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011

Unaudited quarterly financial statements for the quarter ended March 31, 2011 for STAG Predecessor Group— filed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011

5.5-2

SCHEDULE 5.15

EXISTING INDEBTEDNESS(3)

Loan	Balance(4) as of December 31, 2013	Interest Rate Type	Interest Rate as of December 31, 2013	Maturity Date
Sun Life Assurance Company of Canada [U.S.)	$3.8	FIXED	6.05%	06/01/16
Webster Bank N.A. (Norton)	$5.8	FIXED	4.22%	08/04/16
Bank of America, N.A. Unsecured Revolving Credit Facility	$80.5	LIBOR + SPREAD	1.57%	09/10/16
Union Fidelity Life Insurance, Co.	$6.5	FIXED	5.81%	04/30/17
Webster Bank N.A. (Portland)	$3.1	FIXED	3.66%	05/29/17
Webster Bank N.A. (East Windsor)	$3.4	FIXED	3.64%	05/31/17
Bank of America, N.A. Unsecured Term Loan (5 year)	$150.0	VARIOUS	1.97%	09/10/17
Connecticut General Life Insurance Company (Tranche 1)	$58.9	FIXED	6.50%	02/01/18
Connecticut General Life Insurance Company (Tranche 2)	$60.0	FIXED	5.75%	02/01/18
Connecticut General Life Insurance Company (Tranche 3)	$16.9	FIXED	5.88%	10/01/19
Wells Fargo Bank, N.A. Unsecured Term Loan (7 year)	$100.0	VARIOUS	3.75%	02/14/20
Wells Fargo Bank, N.A. (CMBS loan)	$67.2	FIXED	4.31%	12/01/22
Total / Weighted Average	$556.1		3.64%	4.7 years

(3)                                 Wells Fargo Bank, N.A., Unsecured Term Loan (7 year) entered into on March 21, 2014 for an original principal amount of up to $150 million with an accordion feature that allows an increase of up to $250 million with a variable interest rate maturing on March 21, 2021.  As of the date hereof there is no amount outstanding on this facility.

(4)                                 In millions.

SCHEDULE 5.15
(to Note Purchase Agreement)

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
C/O STAG INDUSTRIAL, INC.
1 FEDERAL STREET, 23RD FLOOR
BOSTON, MASSACHUSETTS 02110

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

MINNESOTA LIFE INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Fax No. (651) 223-5029	Series A	$11,000,000

The Notes being purchased on behalf of Minnesota Life Insurance Company should be registered in the name of “Minnesota Life Insurance Company”.  The address to which the original Note and closing documents should be sent is as follows:

Minnesota Life Insurance Company

c/o Advantus Capital Management, Inc.

Attention:  Kathleen Posus

400 Robert Street North

St. Paul, Minnesota  55101

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Minnesota Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, Minnesota  55101

Private Placement payments and all other payments shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Taxpayer I.D. Number:

SCHEDULE B

(to Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

AMERICAN REPUBLIC INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attn: Client Administrator	Series A	$1,000,000

The Notes being purchased for American Republic Insurance Company should be registered in the name of “Wells Fargo Bank N.A. FBO American Republic Insurance Company”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler, LLP.

Closing documents (prefer CD-ROM, if available) should be sent to the following address:

American Republic Insurance Company

Attn: Barb Waymire

601 6th Avenue

Des Moines, IA  50334

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

American Republic Insurance Company

c/o Advantus Capital Management Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

Private Placement payments and all other payments shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Taxpayer I.D. Number:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

UNITED INSURANCE COMPANY OF AMERICA c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attn: Client Administrator	Series A	$2,000,000

The Notes being purchased for United Insurance Company of America should be registered in the nominee name of “Hare & Co.”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler, LLP.

Closing documents (prefer CD-ROM, if available) should be sent to the following address:

United Insurance Company of America

Attn: Randell Beamon

One East Wacker Drive, Suite 900

Chicago, IL 60601

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

United Insurance Company of America

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

Private Placement payments and all other payments shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Taxpayer I.D. Number:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

THE MUTUAL SAVINGS LIFE INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attn: Client Administrator	Series A	$1,000,000

The Notes being purchased for The Mutual Savings Life Insurance Company should be registered in the nominee name of “Band & Co.”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler, LLP.

Closing documents (prefer CD-ROM, if available) should be sent to the following address:

Mutual Savings Life Insurance Company

Attn: Randell Beamon

One East Wacker Drive, Suite 900

Chicago, IL 60601

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

The Mutual Savings Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

Private Placement payments and all other payments shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Taxpayer I.D. Number:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

CATHOLIC UNITED FINANCIAL c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator	Series B	$500,000

The Notes being purchased for Catholic United Financial should be registered in the name of “Wells Fargo Bank N.A. FBO Catholic United Financial”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler, LLP.

Closing documents (prefer CD-ROM, if available) should be sent to the following address:

Catholic United Financial

Attn: Joe Mickelson

3499 West Lexington Avenue

St. Paul MN, 55126-8098

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Catholic United Financial

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

Private Placement payments and all other payments shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Taxpayer I.D. Number:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

CATHOLIC LIFE INSURANCE UNION c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator	Series B	$750,000

The Notes being purchased for Catholic Life Insurance Union should be registered in the nominee name of “Waterthrush & Co.”  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler, LLP.

Closing documents (prefer CD-ROM, if available) should be sent to the following address:

Catholic Life Insurance Union

Attn: Thomas Petri

1635 N.E. Loop 410

San Antonio, TX 78209

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Catholic Life Insurance Union

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

Private Placement payments and all other payments shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Taxpayer I.D. Number:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

COLORADO BANKERS LIFE INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator	Series B	$500,000

The Notes being purchased for Colorado Bankers Life Insurance Company should be registered in the nominee name of “ELL & Co.”  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler, LLP.

Closing documents (prefer CD-ROM, if available) should be sent to the following address:

Colorado Bankers Life Insurance Company
Attn: Tara J. Mason
300 E. Randolph Street
39th Floor, 39.303C
Chicago, IL.  60601

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Colorado Bankers Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

Private Placement payments and all other payments shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Taxpayer I.D. Number:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attn: Client Administrator	Series B	$2,200,000

The Notes being purchased for Farm Bureau Life Insurance Company of Michigan should be registered in the name of “Farm Bureau Life Insurance Company of Michigan”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler, LLP.

Closing documents (prefer CD-ROM, if available) should be sent to the following address:

Farm Bureau Life Insurance Company of Michigan

Attn: Steve Harkness

7373 West Saginaw Highway

Lansing, MI 48917

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Farm Bureau Life Insurance Company of Michigan

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

Private Placement payments and all other payments shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Taxpayer I.D. Number:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

FIDELITY LIFE ASSOCIATION c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attn: Client Administrator	Series B	$500,000

The Notes being purchased for Fidelity Life Association should be registered in the nominee name of “ELL & Co.”  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler, LLP.

Closing documents (prefer CD-ROM, if available) should be sent to the following address:

Fidelity Life Association
Attn:  Jonathan Campbell
8700 W Bryn Mawr Ave
Suite 900 S
Chicago, IL 60631

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Fidelity Life Association

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

Private Placement payments and all other payments shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Taxpayer I.D. Number:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

DEARBORN NATIONAL LIFE INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator	Series B	$700,000

The Notes being purchased for Dearborn National Life Insurance Company should be registered in the nominee name of “ELL & Co.”  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler, LLP.

Closing documents (prefer CD-ROM, if available) should be sent to the following address:

Dearborn National Life Insurance Company
Attn: Tara J. Mason
300 E. Randolph Street
39th Floor, 39.303C
Chicago, IL.  60601

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Dearborn National Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

Private Placement payments and all other payments shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Taxpayer I.D. Number:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

DEARBORN NATIONAL LIFE INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator	Series B	$750,000

The Notes being purchased for Dearborn National Life Insurance Company should be registered in the nominee name of “ELL & Co.”  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler, LLP.

Closing documents (prefer CD-ROM, if available) should be sent to the following address:

Dearborn National Life Insurance Company
Attn: Tara J. Mason
300 E. Randolph Street
39th Floor, 39.303C
Chicago, IL.  60601

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Dearborn National Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

Private Placement payments and all other payments shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Taxpayer I.D. Number:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

DEARBORN NATIONAL LIFE INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator	Series B	$750,000

The Notes being purchased for Dearborn National Life Insurance Company should be registered in the nominee name of “ELL & Co.”  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler, LLP.

Closing documents (prefer CD-ROM, if available) should be sent to the following address:

Dearborn National Life Insurance Company
Attn: Tara J. Mason
300 E. Randolph Street
39th Floor, 39.303C
Chicago, IL.  60601

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Dearborn National Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

Private Placement payments and all other payments shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Taxpayer I.D. Number:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

GREAT WESTERN INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator	Series B	$600,000

The Notes being purchased for Great Western Insurance Company should be registered in the nominee name of “Wells Fargo Bank N.A. FBO Great Western Insurance Company”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler, LLP.

Closing documents (prefer CD-ROM, if available) should be sent to the following address:

Great Western Insurance Company

Attn: Fred Meese

3434 Washington Boulevard

Ogden, UT 84401

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Great Western Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Private Placement payments and all other payments shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Taxpayer I.D. Number:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

MTL INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator	Series B	$1,000,000

The Notes being purchased for MTL Insurance Company should be registered in the nominee name of “ELL & Co.”  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler, LLP.

Closing documents (prefer CD-ROM, if available) should be sent to the following address:

MTL Insurance Company

Attn: Margaret Culkeen

1200 Jorie Boulevard

Oak Brook, Il 60523

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

MTL Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

Private Placement payments and all other payments shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Taxpayer I.D. Number:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

TRUSTMARK INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator	Series B	$1,000,000

The Notes being purchased for Trustmark Insurance Company should be registered in the nominee name of “ELL & Co.”  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler, LLP.

Closing documents (prefer CD-ROM, if available) should be sent to the following address:

Trustmark Insurance Company

Attention: Monica Harr, Investment Department

400 Field Drive

Lake Forest, IL 60045-4128

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Trustmark Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn:  Client Administrator

Private Placement payments and all other payments shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Taxpayer I.D. Number:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

VANTIS LIFE INSURANCE COMPANY c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101 Attn: Client Administrator	Series B	$750,000

The Notes being purchased for Vantis Life Insurance Company should be registered in the nominee name of “Hare & Co”.  The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler, LLP.

Closing documents (prefer CD-ROM, if available) should be sent to the following address:

Vantis Life Insurance Company

200 Day Hill Road

Windsor, CT 06095

Attn: Tom Jadlos

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com.  If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Vantis Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN  55101

Attn: Client Administrator

Private Placement payments and all other payments shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company prior to Closing.

Taxpayer I.D. Number:

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA c/o Allianz Investment Management Attention: Private Placements 55 Greens Farms Road Westport, Connecticut 06880 Phone: (203) 293-1900 E-mail: PPT@allianzlife.com	Series B	$15,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

MAC & CO., LLC

The Bank of New York Mellon

ABA #

BNY Mellon Account No.

DDA

Cost Center 1253

Re:                             Name of Issuer:  Stag Industrial Operating Partnership, L.P.

Description of Security:  4.98% Senior Guaranteed Notes, Series B, due July 1, 2026 PPN 85253# AB7

Due Date and Application (as among principal, make whole and interest) of the payment being made:

For Credit to Portfolio Account:  AZL Special Investments

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to be addressed as first provided above with a copy to:

Kathy Muhl

Supervisor — Income Group

The Bank of New York Mellon

Three Mellon Center — Room 153-1818

Pittsburgh, Pennsylvania  15259

Phone:  (412) 234-5192

E-mail:  kathy.muhl@bnymellon.com

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  MAC & CO., LLC

Taxpayer I.D. Number:

Delivery of Notes:

Mellon Securities Trust Company

One Wall Street

3rd Floor Receive Window C

New York, New York  10286

For Credit to:  Allianz Life Insurance Company of North America,

AZL Special Investments

with copies to Allianz and Loeb & Loeb LLP

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

AXA EQUITABLE LIFE INSURANCE COMPANY 525 Washington Blvd., 34th Floor Jersey City, New Jersey 07310 Attention: Lynn Garofalo Telephone Number: (201) 743-6634	Series B	$10,000,000

Manner of Payments and Notices:

All payments shall be made by wire transfer of immediately available funds to:

The Chase Manhattan Bank, N.A.

Account(s):  AXA Equitable Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York  11245

ABA No.:

Bank Account:

Custody Account:

Face Amount of $10,000,000.00

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices of Payments and Written Confirmations:

All notices of payments and written confirmations of wire transfers should be sent to:

AXA Equitable Life Insurance Company

C/O AllianceBernstein LP

1345 Avenue of the Americas

37th Floor

New York, New York  10105

Attention:  Cosmo Valente [Telephone #:  (212) 969-6384]

Address for all other communications:

AXA Equitable Life Insurance Company

C/O AllianceBernstein LP

1345 Avenue of the Americas, 37th Floor

New York, NY  10105

Attention:                                         Jeff Hughes

AllianceBernstein LP

[Telephone #:  (212) 823-2744]

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:

Original Notes delivered to:

AXA Equitable Life Insurance Company

525 Washington Blvd., 34th Floor

Jersey City, New Jersey  07310

Attention:                                         Lynn Garofalo

Telephone Number:  (201) 743-6634

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

MONY LIFE INSURANCE COMPANY OF AMERICA c/o of AXA Equitable Life Insurance Company 525 Washington Blvd., 34th Floor Jersey City, New Jersey 07310 Attention: Lynn Garofalo Telephone Number: (201) 743-6634	Series B	$5,000,000

Manner of Payments and Notices:

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan/Chase

ABA No.:

For credit to MONY America

Account Number:

A/C:  MONY America - G 52964

Face Amount of $5,000,000.00

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices of Payments and Written Confirmations:

MONY Life Insurance Company of America

C/O AllianceBernstein LP

1345 Avenue of the Americas

37th Floor

New York, New York  10105

Attention:                                         Mike Maher

Telephone #:  (212) 823-2873

Fax:  (212) 969-6298

Address for all other communications:

MONY Life Insurance Company of America

C/O AllianceBernstein LP

1345 Avenue of the Americas, 37th Floor

New York, NY  10105

Attention:                                         Jeff Hughes

AllianceBernstein LP

[Telephone #:  (212) 823-2744]

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:

Original Notes delivered to:

MONY Life Insurance Company of America

c/o of AXA Equitable Life Insurance Company

525 Washington Blvd., 34th Floor

Jersey City, New Jersey  07310

Attention:                                         Lynn Garofalo

Telephone Number:  (201) 743-6634

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA 7 Hanover Square New York, NY 10004-2616 Attention: Barry Scheinholtz Investment Department 9-A Fax #: (212) 919-2658 Email: bscheinholtz@glic.com	Series A Series B	$10,000,000 $8,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “STAG Industrial Operating Partnership, L.P., 4.98% Senior Notes, Series A, due October 1, 2024, PPN 85253# AA9 and 4.98% Senior Notes, Series B, due July 1, 2026, PPN 85253# AB7, principal, premium or interest”) to:

JP Morgan Chase

FED ABA #

Chase/NYC/CTR/BNF

A/C

Reference A/C #G05978, Guardian Life, PPN # 85253# AA9, STAG Industrial Operating Partnership, L.P., and PPN # 85253# AB7, STAG Industrial Operating Partnership, L.P.

Notices

Address for all communications and notices:

The Guardian Life Insurance Company of America

7 Hanover Square

New York, NY 10004-2616

Attn:  Barry Scheinholtz

Investment Department  9-A

FAX #  (212) 919-2658

Email address:  bscheinholtz@glic.com

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:

Original Notes delivered to:

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center -  3rd Floor

Brooklyn, NY  11245-0001

Reference A/C #G05978, Guardian Life

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. c/o The Guardian Life Insurance Company of America 7 Hanover Square New York, NY 10004-2616 Attention: Barry Scheinholtz Investment Department 9-A Fax #: (212) 919-2658 Email: bscheinholtz@glic.com	Series B	$2,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “STAG Industrial Operating Partnership, L.P., 4.98% Senior Notes, Series B, due July 1, 2026, PPN 85253# AB7, principal, premium or interest”) to:

JP Morgan Chase

FED ABA #

Chase/NYC/CTR/BNF

A/C

Reference A/C #G01713, GIAC Fixed Payout, PPN # 85253# AB7, STAG Industrial Operating Partnership, L.P.

Notices

Address for all communications and notices:

The Guardian Insurance & Annuity Company, Inc.

c/o The Guardian Life Insurance Company of America

7 Hanover Square

New York, NY 10004-2616

Attn:  Barry Scheinholtz

Investment Department  9-A

FAX #  (212) 919-2658

Email address:  bscheinholtz@glic.com

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:

Original Notes delivered to:

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center -  3rd Floor

Brooklyn, NY  11245-0001

Reference A/C #G01713, GIAC Fixed Payout

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

PRIMA MORTGAGE INVESTMENT TRUST, LLC c/o Prima Capital Advisors LLC Attention: Nilesh Patel 2 Overhill Road Suite 215 Scarsdale, NY 10583	Series A	$25,000,000

Payments

(1)                                 All payments by wire transfer of immediately available funds to:

MLS INC Wire Receipts

PNC Bank, N.A.

Account #:

ABA:

FBO:  Prima Mortgage Investment Trust, LLC

Attn:  Audrey Brann, STAG Industrial REIT

with sufficient information to identify the source and application of such funds

Notices

(2)                                 All notices of payments and written confirmations of such wire transfers to:

Nilesh Patel

Prima Capital Advisors LLC

2 Overhill Road, Suite 215

Scarsdale, NY  10583

Phone:  914.725.2657

With a copy to:

Audrey Brann

Midland Loan Services, a PNC Real Estate business,

10851 Mastin

Suite 300

Overland Park, KS  66210

Phone:  913.253.9769

Email:  audrey.brann@midlandls.com

(3)                                 Email address for Electronic Delivery:

npatel@primaadvisors.com

gwhite@primaadvisors.com

scopulsky@primaadvisors.com

jtcherkassova@primaadvisors.com

(4)                                 All other communications, please send to:

Nilesh Patel

Prima Capital Advisors LLC

2 Overhill Road, Suite 215

Scarsdale, NY  10583

Phone:  914.725.2657

Email:  npatel@primaadvisors.com

Taxpayer I.D. Number:

Original Notes delivered to:

Steven K. Copulsky

Prima Capital Advisors LLC

2 Overhill Road, Suite 215

Scarsdale, NY  10583

SCHEDULE C-1

FORM OF PARENT GUARANTY

THIS PARENT GUARANTY AGREEMENT (this “Guaranty”) is executed as of                    , 2014, by STAG INDUSTRIAL, INC., a Maryland corporation (“Guarantor”), for the benefit of the Purchasers (as defined below) and the other holders from time to time of the Notes (as defined below).  The Purchasers and such other holders are herein collectively called the “holders” and individually a “holder.”

RECITALS:

I.                                   STAG Industrial Operating Partnership, L.P., a Delaware limited partnership (the “Issuer”), is entering into a Note Purchase Agreement dated as of April 16, 2014 (as amended, modified, supplemented or restated from time to time, the “Note Purchase Agreement”) with the Persons listed on the signature pages thereto (the “Purchasers”) simultaneously with the delivery of this Guaranty.  Capitalized terms used herein have the meanings specified in the Note Purchase Agreement unless otherwise defined herein.

II.                                    The Issuer has authorized the issuance and sale, pursuant to the Note Purchase Agreement, of its (i) $50,000,000 aggregate principal amount of its 4.98% Senior Guaranteed Notes, Series A, due October 1, 2024 (the “Series A Notes”) and (ii) $50,000,000 aggregate principal amount of its 4.98% Senior Guaranteed Notes, Series B, due July 1, 2026 (the “Series B Notes” and together with the Series A Notes, the “Notes”).

III.                                   Guarantor is a limited partner of, and holds Equity Interests in, Issuer and will benefit from the financing arrangements contemplated by the Note Purchase Agreement.

IV.                                      This Guaranty is integral to the transactions contemplated by the Note Purchase Agreement, and the execution and delivery hereof is a condition precedent to the Purchasers’ obligations to purchase the Notes.

NOW, THEREFORE, as an inducement to the Purchasers to enter into the Note Purchase Agreement and to purchase the Notes thereunder, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor hereby guarantees payment of the Guaranteed Obligations (hereinafter defined) and hereby agrees as follows:

SECTION 1.                                             NATURE OF GUARANTY.

Guarantor hereby absolutely and unconditionally guarantees, as a guarantee of payment and not merely as a guarantee of collection, the due and punctual payment in full of (a) the principal of, Make-Whole Amount, if any, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such

SCHEDULE C-1
(to Note Purchase Agreement)

proceeding), and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise), (b) all costs, attorneys’ fees and expenses incurred by any holder in connection with the collection or enforcement thereof, and (c) any other sums which may become due under the terms and provisions of the Notes, the Note Purchase Agreement or any other instrument referred to therein’ (all such obligations described in clauses (a), (b) and (c) above are herein called the “Guaranteed Obligations”).  Issuer’s books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations.  This Guaranty shall not be affected by the genuineness, validity, regularity, or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of Guarantor under this Guaranty.

SECTION 2.                                             NO SETOFF OR DEDUCTIONS; TAXES.

Guarantor represents and warrants that it is incorporated and resident in the United States of America. All payments by Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes. If Guarantor must make a payment under this Guaranty, then Guarantor represents and warrants that it will make the payment from its offices located in the United States of America to the holders, pursuant to Section 14.2 of the Note Purchase Agreement, so that no withholding tax is imposed on such payment.

SECTION 3.                                             NO TERMINATION.

This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of the holders with respect to the Guaranteed Obligations are terminated.  Subject to Section 14.2 of the Note Purchase Agreement, all payments under this Guaranty shall be made at Issuer’s office in U.S. dollars.

SECTION 4.                                             WAIVER OF NOTICES.

Guarantor waives notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof. Guarantor further waives presentment, protest, notice, dishonor or default, demand for payment, notice of intent to accelerate, notice of acceleration, and any other notices to which Guarantor might otherwise be entitled.

C-1-2

SECTION 5.                                             NO SUBROGATION.

Guarantor shall not exercise any right of subrogation, contribution, or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty are indefeasibly paid and performed in full.  If any amounts are paid to Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the holders and shall forthwith be paid to the holders, to reduce the amount of the Guaranteed Obligations, whether matured or unmatured as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of the Guarantor under this Guaranty.

SECTION 6.                                             WAIVER OF SURETYSHIP DEFENSES.

Guarantor agrees that the holders may, at any time and from time to time, and without notice to Guarantor, make any agreement with Issuer or with any other person or entity liable on any of the Guaranteed Obligations, for the extension, renewal, payment, compromise, discharge, or release of the Guaranteed Obligations, or for any modification or amendment of the terms thereof or of any instrument or agreement evidencing the Guaranteed Obligations, all without in any way impairing, releasing, discharging, or otherwise affecting the obligations of Guarantor under this Guaranty.  Guarantor waives any defense arising by reason of any disability or other defense of Issuer or any other guarantor, or the cessation from any cause whatsoever of the liability of Issuer, or any claim that Guarantor’s obligations exceed or are more burdensome than those of Issuer and waives the benefit of any statute of limitations affecting the liability of Guarantor hereunder.  Guarantor waives any right to enforce any remedy which Guarantor now has or may hereafter have against Issuer and waives any benefit of and any right to participate in any security now or hereafter held for the benefit of the holders.  Further, Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of Guarantor.

SECTION 7.                                             EXHAUSTION OF OTHER REMEDIES NOT REQUIRED.

The obligations of Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations.  Guarantor waives diligence by any of the holders and action on delinquency in respect of the Guaranteed Obligations or any part thereof, including, without limitation any provisions of law requiring any holder to exhaust any right or remedy or to take any action against Issuer, any other guarantor, or any other person, entity, or property before enforcing this Guaranty against Guarantor.

SECTION 8.                                             REINSTATEMENT.

Notwithstanding anything in this Guaranty to the contrary, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment, in whole or in part, of any of the sums due to any holder on account of the Guaranteed Obligations is revoked, terminated, rescinded, or reduced or must otherwise be restored or returned upon the insolvency, bankruptcy, or

C-1-3

reorganization of Issuer or any other person or entity or otherwise, as if such payment had not been made and whether or not a holder is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.

SECTION 9.                                             SUBORDINATION.

Guarantor hereby expressly subordinates the payment of all obligations and Indebtedness of Issuer owing to Guarantor, whether now existing or hereafter arising and whether those obligations are (a) direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, (b) due or to become due to Guarantor, (c) held by or are to be held by Guarantor, (d) created directly or acquired by assignment or otherwise, or (e) evidenced in writing (the “Subordinated Debt”) to the indefeasible payment in full of all Guaranteed Obligations.  Guarantor agrees not to accept any payment of such Subordinated Debt from Issuer if a Default exists.  If Guarantor receives any payment of any Subordinated Debt in violation of the foregoing, then Guarantor shall hold that payment in trust for the benefit of the holders, in the form received (with any necessary endorsements), to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of Guarantor under this Guaranty.

SECTION 10.                                      STAY OF ACCELERATION.

In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, upon the insolvency, bankruptcy, or reorganization of Issuer or any other person or entity, or otherwise, all such amounts shall nonetheless be payable by Guarantor immediately upon demand by the Required Holders.

SECTION 11.                                      INDEMNIFICATION AND EXPENSES.

(a)                                     Guarantor shall indemnify each holder (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, and related expenses (including, without limitation, the fees, charges, and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or any of the Companies arising out of, in connection with, or as a result of (i) the execution or delivery or enforcement of this Guaranty or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder, the consummation of the transactions contemplated hereby; or (ii) any actual or prospective claim, litigation, investigation, or proceeding relating to any of the foregoing, whether based on contract, tort, or any other theory, whether brought by a third party or by any of the Companies, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities, or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

C-1-4

(b)                                      Guarantor shall pay holders upon demand the amount of any and all reasonable out-of-pocket costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Required Holders may incur in connection with the administration of this Guaranty, including, without limitation, any such costs and expenses incurred in the preservation, protection, or enforcement of any rights of any holder in any case commenced by or against Guarantor under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute.  The obligations of Guarantor under the preceding sentence shall survive termination of this Guaranty.

SECTION 12.                                      AMENDMENTS.

No amendment, modification, termination, or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor from the terms and conditions hereof, shall in any event be effective unless the same shall be in writing and signed by the Required Holders and Guarantor.  Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 13.                                      NOTICES.

Any notice or other communication herein required or permitted to be given shall be in writing and shall be in accordance with the provisions of Section 18 of the Note Purchase Agreement.  All notices or other communications hereunder shall be made to the applicable address, as follows: (i) if addressed to any holder of any Note, to the address specified for such holder pursuant to Section 18 of the Note Purchase Agreement; and (ii) if addressed to Guarantor, then to the address as follows: c/o STAG Industrial, Inc., One Federal Street, 23rd Floor, Boston, Massachusetts 02110, Attention: Benjamin S. Butcher, Chief Executive Officer, Telecopier No.: (617) 574-0052, with a copy to c/o STAG Industrial, Inc., One Federal Street, 23rd Floor, Boston, Massachusetts 02110, Attention: Kathryn Arnone, General Counsel, Telecopier No.: (617) 574-0052. Any party to this Guaranty may change its address, telecopier or telephone number for notices and other communications in accordance with the terms and provisions set forth in Section 18 of the Note Purchase Agreement.

SECTION 14.                                      NO WAIVER; ENFORCEABILITY.

No failure by any holder to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity.  The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.

C-1-5

SECTION 15.                                      ASSIGNMENT.

This Guaranty shall: (a) bind Guarantor and its successors and assigns, provided that Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of the Required Holders (and any attempted assignment without such consent shall be void); and (b) inure to the benefit of each of the holders and their respective successors and assigns and the holders may, without notice to Guarantor and without affecting Guarantor’s obligations hereunder, assign or sell or participate the Guaranteed Obligations and this Guaranty, in whole or in part.  Guarantor agrees that the holders may disclose to any prospective purchaser and any purchaser of all or part of the Notes any and all information in the holders’ possession concerning Guarantor, this Guaranty, and any security for this Guaranty to the extent permitted under, and in compliance with, the terms of the Note Purchase Agreement.

SECTION 16.                                      CONDITION OF ISSUER.

Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from Issuer such information concerning the financial condition, business, and operations of Issuer as Guarantor requires, and that no holder shall have any duty, and Guarantor is not relying on any holder at any time, to disclose to Guarantor any information relating to the business, operations, or financial condition of Issuer.

SECTION 17.                                      RIGHTS OF SETOFF.

If and to the extent any payment is not made when due hereunder, then each holder may setoff and charge from time to time any amount so due against any or all of Guarantor’s accounts or deposits with such holder.

SECTION 18.                                      OTHER GUARANTEES.

Unless otherwise agreed by the holders and Guarantor in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by Guarantor for the benefit of the holders or any term or provision thereof.

SECTION 19.                                      GOVERNING LAW; JURISDICTION; ETC.

(a)                                     GOVERNING LAW.  THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)                                      SUBMISSION TO JURISDICTION.  GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE NOTE PURCHASE AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND

C-1-6

EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS GUARANTY OR THE NOTE PURCHASE AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY HOLDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR THE NOTE PURCHASE AGREEMENT AGAINST GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)                                      WAIVER OF VENUE.  GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE NOTE PURCHASE AGREEMENT IN ANY COURT REFERRED TO IN SECTION 19(B).  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)                                      SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 18 OF THE NOTE PURCHASE AGREEMENT PROVIDED THAT, IN THE CASE OF SERVICE ON GUARANTOR A COPY IS ALSO DELIVERED TO KATHRYN ARNONE, GENERAL COUNSEL FOR GUARANTOR (WHOSE CONTACT INFORMATION IS NOTED IN SECTION 13 ABOVE).  NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)                                      WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE NOTE PURCHASE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

SECTION 20.                                      COUNTERPARTS.

This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

C-1-7

SECTION 21.                                      FINAL AGREEMENT.

THIS GUARANTY AND THE NOTE PURCHASE AGREEMENT CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank;

Signature Pages Follow]

C-1-8

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered as of the date first written above.

PARENT:

STAG INDUSTRIAL, INC., a Maryland corporation

By:
Name: Stephen C. Mecke
Title: Authorized Officer

SCHEDULE  C-2

FORM OF SUBSIDIARY GUARANTY

THIS SUBSIDIARY GUARANTY AGREEMENT (this “Guaranty”) is executed as of                  , 2014, by EACH OF THE SUBSIDIARIES OF STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Issuer”), LISTED ON SCHEDULE 1 ATTACHED HERETO or who become a party hereto pursuant to Section 20 below (each a “Guarantor” and collectively, “Guarantors”), for the benefit of the Purchasers (as defined below) and the other holders from time to time of the Notes (as defined below).  The Purchasers and such other holders are herein collectively called the “holders” and individually a “holder.”

RECITALS:

I.                                   STAG Industrial Operating Partnership, L.P., a Delaware limited partnership (the “Issuer”), is entering into a Note Purchase Agreement dated as of April 16, 2014 (as amended, modified, supplemented or restated from time to time, the “Note Purchase Agreement”) with the Persons listed on the signature pages thereto (the “Purchasers”) simultaneously with the delivery of this Guaranty.  Capitalized terms used herein have the meanings specified in the Note Purchase Agreement unless otherwise defined herein.

II.                                   The Issuer has authorized the issuance and sale, pursuant to the Note Purchase Agreement, of its (i) $50,000,000 aggregate principal amount of its 4.98% Senior Guaranteed Notes, Series A, due October 1, 2024 (the “Series A Notes”) and (ii) $50,000,000 aggregate principal amount of its 4.98% Senior Guaranteed Notes, Series B, due July 1, 2026 (the “Series B Notes” and together with the Series A Notes, the “Notes”).

III.                                   Each Guarantor is a Subsidiary of Issuer and will, directly or indirectly, benefit from the financing arrangements contemplated by the Note Purchase Agreement.

IV.                                      This Guaranty is integral to the transactions contemplated by the Note Purchase Agreement, and the execution and delivery hereof is a condition precedent to the Purchasers’ obligation to purchase the Notes.

NOW, THEREFORE, as an inducement to the Purchasers to enter into the Note Purchase Agreement and to purchase the Notes thereunder, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantors hereby jointly and severally guarantee payment of the Guaranteed Obligations (hereinafter defined) and hereby agree as follows:

SECTION 1.                                             NATURE OF GUARANTY.

Each Guarantor hereby absolutely and unconditionally guarantees, jointly and severally, as a guarantee of payment and not merely as a guarantee of collection, the due and punctual

SCHEDULE C-2
(to Note Purchase Agreement)

payment in full of (a) the principal of, Make-Whole Amount, if any, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise), (b) all costs, attorneys’ fees and expenses incurred by any holder in connection with the collection or enforcement thereof, and (c) any other sums which may become due under the terms and provisions of the Notes, the Note Purchase Agreement or any other instrument referred to therein’ (all such obligations described in clauses (a), (b) and (c) above are herein called the “Guaranteed Obligations”).  Issuer’s books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations.  This Guaranty shall not be affected by the genuineness, validity, regularity, or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of any Guarantor under this Guaranty.

SECTION 2.                                             NO SETOFF OR DEDUCTIONS; TAXES.

Each Guarantor represents and warrants that it is formed and resident in the United States of America.  All payments by any Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes.  If any Guarantor must make a payment under this Guaranty, then such Guarantor represents and warrants that it will make the payment from its offices located in the United States of America to the holders, pursuant to Section 14.2 of the Note Purchase Agreement, so that no withholding tax is imposed on such payment.

SECTION 3.                                             NO TERMINATION.

This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of the holders with respect to the Guaranteed Obligations are terminated.  Subject to Section 14.2 of the Note Purchase Agreement, all payments under this Guaranty shall be made at Issuer’s office in U.S. dollars.

SECTION 4.                                             WAIVER OF NOTICES.

Each Guarantor waives notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof.  Each Guarantor further waives presentment, protest, notice, dishonor or default, demand for payment, notice of intent to

C-2-2

accelerate, notice of acceleration, and any other notices to which any Guarantor might otherwise be entitled.

SECTION 5.                                             NO SUBROGATION.

No Guarantor shall exercise any right of subrogation, contribution, or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty are indefeasibly paid and performed in full.  If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the holders and shall forthwith be paid to the holders, to reduce the amount of the Guaranteed Obligations, whether matured or unmatured as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of the Guarantor under this Guaranty.

SECTION 6.                                             WAIVER OF SURETYSHIP DEFENSES.

Each Guarantor agrees that the holders may, at any time and from time to time, and without notice to Guarantors, make any agreement with Issuer or with any other person or entity liable on any of the Guaranteed Obligations, for the extension, renewal, payment, compromise, discharge, or release of the Guaranteed Obligations, or for any modification or amendment of the terms thereof or of any instrument or agreement evidencing the Guaranteed Obligations, all without in any way impairing, releasing, discharging, or otherwise affecting the obligations of any Guarantor under this Guaranty.  Each Guarantor waives any defense arising by reason of any disability or other defense of Issuer or any other guarantor, or the cessation from any cause whatsoever of the liability of Issuer, or any claim that any Guarantor’s obligations exceed or are more burdensome than those of Issuer and waives the benefit of any statute of limitations affecting the liability of any Guarantor hereunder.  Each Guarantor waives any right to enforce any remedy which such Guarantor now has or may hereafter have against Issuer and waives any benefit of and any right to participate in any security now or hereafter held for the benefit of the holders.  Further, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor.

SECTION 7.                                             EXHAUSTION OF OTHER REMEDIES NOT REQUIRED.

The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations.  Each Guarantor waives diligence by any of the holders and action on delinquency in respect of the Guaranteed Obligations or any part thereof, including, without limitation any provisions of law requiring any holders to exhaust any right or remedy or to take any action against Issuer, any other guarantor, or any other person, entity, or property before enforcing this Guaranty against any Guarantor.

C-2-3

SECTION 8.                                             REINSTATEMENT.

Notwithstanding anything in this Guaranty to the contrary, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment, in whole or in part, of any of the sums due to any holder on account of the Guaranteed Obligations is revoked, terminated, rescinded, or reduced or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of Issuer or any other person or entity or otherwise, as if such payment had not been made and whether or not a holder is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.

SECTION 9.                                             SUBORDINATION.

Each Guarantor hereby expressly subordinates the payment of all obligations and Indebtedness of Issuer owing to such Guarantor, whether now existing or hereafter arising and whether those obligations are (a) direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, (b) due or to become due to such Guarantor, (c) held by or are to be held by such Guarantor, (d) created directly or acquired by assignment or otherwise, or (e) evidenced in writing (the “Subordinated Debt”) to the indefeasible payment in full of all Guaranteed Obligations.  Each Guarantor agrees not to accept any payment of such Subordinated Debt from Issuer if a Default exists.  If any Guarantor receives any payment of any Subordinated Debt in violation of the foregoing, then such Guarantor shall hold that payment in trust for the benefit of the holders, in the form received (with any necessary endorsements), to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty.

SECTION 10.                                      STAY OF ACCELERATION.

In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, upon the insolvency, bankruptcy, or reorganization of Issuer or any other person or entity, or otherwise, all such amounts shall nonetheless be payable by Guarantors immediately upon demand by the Required Holders.

SECTION 11.                                      INDEMNIFICATION AND EXPENSES.

(a)                                    Each Guarantor shall indemnify each holder (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, and related expenses (including, without limitation, the fees, charges, and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or any of the Companies arising out of, in connection with, or as a result of (i) the execution or delivery or enforcement of this Guaranty or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations

C-2-4

hereunder, the consummation of the transactions contemplated hereby; or (ii) any actual or prospective claim, litigation, investigation, or proceeding relating to any of the foregoing, whether based on contract, tort, or any other theory, whether brought by a third party or by any of the Companies, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities, or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(b)                                     Each Guarantor shall pay holders upon demand the amount of any and all reasonable out-of-pocket costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Required Holders may incur in connection with the administration of this Guaranty, including, without limitation, any such costs and expenses incurred in the preservation, protection, or enforcement of any rights of any holder in any case commenced by or against any Guarantor under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute.  The obligations of Guarantors under the preceding sentence shall survive termination of this Guaranty.

SECTION 12.                                      AMENDMENTS.

No amendment, modification, termination, or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor from the terms and conditions hereof, shall in any event be effective unless the same shall be in writing and signed by the Required Holders and each Guarantor.  Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 13.                                      NOTICES.

Any notice or other communication herein required or permitted to be given shall be in writing and shall be in accordance with the provisions of Section 18 of the Note Purchase Agreement.  All notices or other communications hereunder shall be made to the applicable address, as follows: (i) if addressed to any holder of any Note, then to the address specified for such holder pursuant to Section 18 of the Note Purchase Agreement; and (ii) if addressed to any Guarantor, then to the address as follows: c/o STAG Industrial, Inc., One Federal Street, 23rd Floor, Boston, Massachusetts 02110, Attention: Benjamin S. Butcher, Chief Executive Officer, Telecopier No.: (617) 574-0052, with a copy to c/o STAG Industrial, Inc., One Federal Street, 23rd Floor, Boston, Massachusetts 02110, Attention: Kathryn Arnone, General Counsel, Telecopier No.: (617) 574-0052.  Any party to this Guaranty may change its address, telecopier or telephone number for notices and other communications in accordance with the terms and provisions set forth in Section 18 of the Note Purchase Agreement.

C-2-5

SECTION 14.                                      NO WAIVER; ENFORCEABILITY.

No failure by any holder to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity.  The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.

SECTION 15.                                      ASSIGNMENT.

This Guaranty shall: (a) bind each Guarantor and its successors and assigns, provided that no Guarantor may assign its rights or obligations under this Guaranty without the prior written consent of the Required Holders (and any attempted assignment without such consent shall be void); and (b) inure to the benefit of each of the holders and their respective successors and assigns and the holders may, without notice to any Guarantor and without affecting any Guarantor’s obligations hereunder, assign or sell or participate the Guaranteed Obligations and this Guaranty, in whole or in part.  Each Guarantor agrees that the holders may disclose to any prospective purchaser and any purchaser of all or part of the Notes any and all information in the holders’ possession concerning any Guarantor, this Guaranty, and any security for this Guaranty to the extent permitted under, and in compliance with, the terms of the Note Purchase Agreement.

SECTION 16.                                      CONDITION OF ISSUER.

Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from Issuer such information concerning the financial condition, business, and operations of Issuer as Guarantors require, and that no holder shall have any duty, and Guarantors are not relying on any holder at any time, to disclose to Guarantors any information relating to the business, operations, or financial condition of Issuer.

SECTION 17.                                      RIGHTS OF SETOFF.

If and to the extent any payment is not made when due hereunder, then each holder may setoff and charge from time to time any amount so due against any or all of Guarantors’ accounts or deposits with such holder.

SECTION 18.                                      OTHER GUARANTEES.

Unless otherwise agreed by the holders and Guarantors in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by Guarantors for the benefit of the holders or any term or provision thereof.

C-2-6

SECTION 19.                                      REPRESENTATIONS AND WARRANTIES.

By execution hereof, each Guarantor covenants and agrees that certain representations, warranties, terms, covenants, and conditions set forth in the Note Purchase Agreement are applicable by their terms to such Guarantor and shall be imposed upon such Guarantor, and each Guarantor reaffirms that each such representation and warranty is true and correct and covenants and agrees to promptly and properly perform, observe, and comply with each such term, covenant, or condition.  Moreover, each Guarantor acknowledges and agrees that this Guaranty is subject to the setoff provisions as noted in Section 17 above in favor of the holders.  In the event the Note Purchase Agreement shall cease to remain in effect for any reason whatsoever during any period when any part of the Guaranteed Obligations remains unpaid, such terms, covenants, and agreements of the Note Purchase Agreement incorporated herein by this reference and which are, by their terms, made applicable to any Guarantors shall nevertheless continue in full force and effect as obligations of each Guarantor under this Guaranty.

SECTION 20.                                      ADDITIONAL GUARANTORS.

The initial Guarantors hereunder shall be each of the Subsidiary Guarantors of Issuer that are signatories hereto and that are listed on Schedule 1 attached hereto.  From time to time subsequent to the time hereof, additional Subsidiary Guarantors of Issuer may become parties hereto as additional Guarantors (each an “Additional Guarantor”) by executing a counterpart of this Guaranty in the form of Exhibit A attached hereto.  Upon delivery of any such counterpart to each holder of Notes, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be a party hereto as if such Additional Guarantor were an original signatory hereof.  Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, or by any election by Administrative Agent not to cause any Subsidiary Guarantor of Issuer to become an Additional Guarantor hereunder.  This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any such person becomes or fails to become or ceases to be a Guarantor hereunder.

SECTION 21.                                      RELEASE OF GUARANTORS

e released from its obligations under this Guaranty in accordance with the Note Purchase Agreement.

SECTION 22.                                      GOVERNING LAW; JURISDICTION; ETC.

(a)                                    GOVERNING LAW.  THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)                                     SUBMISSION TO JURISDICTION.  EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED

C-2-7

STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE NOTE PURCHASE AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS GUARANTY OR THE NOTE PURCHASE AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY HOLDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR THE NOTE PURCHASE AGREEMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)                                     WAIVER OF VENUE.  EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE NOTE PURCHASE AGREEMENT IN ANY COURT REFERRED TO IN SECTION 22(b).  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)                                     SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 18 OF THE NOTE PURCHASE AGREEMENT PROVIDED THAT, IN THE CASE OF SERVICE ON ANY GUARANTOR A COPY IS ALSO DELIVERED TO KATHRYN ARNONE, GENERAL COUNSEL FOR ISSUER AND PARENT (WHOSE CONTACT INFORMATION IS NOTED IN SECTION 13 ABOVE).  NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)                                     Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE NOTE PURCHASE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 22.

C-2-8

SECTION 23.                                      COUNTERPARTS.

This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 24.                                      ACKNOWLEDGMENT OF BENEFITS; CONTRIBUTION; EFFECT OF AVOIDANCE PROVISIONS.

(a)            Each Guarantor acknowledges that it has received, or will receive, significant financial and other benefits, either directly or indirectly, from the issue of the Notes by the Issuer to the Purchasers pursuant to the Note Purchase Agreement; that the benefits received by such Guarantor are reasonably equivalent consideration for such Guarantor’s execution of this Guaranty; and that such benefits include, without limitation, the access to capital afforded to the Issuer pursuant to the Note Purchase Agreement from which the activities of such Guarantor will be supported, the refinancing of certain existing indebtedness of Issuer and such Guarantor from the proceeds of the sale of the Notes, and the ability to refinance that indebtedness at a lower interest rate and otherwise on more favorable terms than would be available to it if the Unencumbered Property owned by such Guarantor’s were  being financed on a stand-alone basis.  Each Guarantor is executing this Agreement in consideration of those benefits received by it.

(b)            Each Guarantor hereby agrees as among themselves that, in connection with payments made hereunder, each Guarantor shall have a right of contribution from each other Guarantor in accordance with applicable Law.  Such contribution rights shall be subordinate and subject in right of payment to the Guaranteed Obligations until such time as the Guaranteed Obligations have been indefeasibly and irrevocably paid in full, and none of the Guarantors shall exercise any such contribution rights until the Guaranteed Obligations have been indefeasibly and irrevocably paid in full.

(c)            It is the intent of each Guarantor and the holders that in any proceeding under any Debtor Relief Laws, such Guarantor’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the holders under the Note Purchase Agreement) to be avoidable or unenforceable against such Guarantor in such proceeding as a result of applicable laws, including, without limitation, (i) Section 548 of the Bankruptcy Code of the United States and (ii) any state fraudulent transfer or fraudulent conveyance act or statute applied in such proceeding, whether by virtue of Section 544 of the Bankruptcy Code of the United States or otherwise.  The laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the holders under the Note Purchase Agreement) shall be determined in any such proceeding are referred to herein as “Avoidance Provisions.”  Accordingly, to the extent that the obligations of a Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guaranteed Obligations for which such Guarantor shall be liable hereunder shall be reduced to the greater of (A) the amount

C-2-9

which, as of the time any of the Guaranteed Obligations are deemed to have been incurred by such Guarantor under the Avoidance Provisions, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the holders under the Note Purchase Agreement), to be subject to avoidance under the Avoidance Provisions or (B) the amount which, as of the time demand is made hereunder upon such Guarantor for payment on account of the Guaranteed Obligations, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the holders under the Note Purchase Agreement), to be subject to avoidance under the Avoidance Provisions.  The provisions under this Section are intended solely to preserve the rights of the holders hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the holders that would not otherwise be available to such Person under the Avoidance Provisions.

SECTION 25.                                      FINAL AGREEMENT.

THIS GUARANTY AND THE NOTE PURCHASE AGREEMENT CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank;

Signature Pages Follow]

C-2-10

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered as of the date first written above.

SUBSIDIARY GUARANTORS:

STAG INDUSTRIAL HOLDINGS, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG INVESTMENTS HOLDINGS III, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG INVESTMENTS HOLDINGS IV, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG GI INVESTMENTS HOLDINGS, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

Signature Page

(to Subsidiary Guaranty Agreement)

STAG III ALBION, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III APPLETON, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III ARLINGTON, L.P., a Delaware limited partnership

By:	STIR Investments GP III, LLC
Its General Partner

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III BOARDMAN, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III CANTON, LLC, a Delaware limited liability company

By:

Name: Stephen C. Mecke
Title: Authorized Officer

STAG III CHESTERFIELD, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III CINCINNATI, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III DAYTON, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III DAYTONA BEACH, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III ELKHART, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III FAIRFIELD, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III FARMINGTON, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III HOLLAND 2, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III HOLLAND, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III JACKSON, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III JEFFERSON, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III LEWISTON, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III MALDEN, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III MARYLAND BORROWER, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III MASON, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III MAYVILLE, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III MILWAUKEE 2, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III MILWAUKEE, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III NEWARK, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III PENSACOLA, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III POCATELLO, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III RAPID CITY, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III ROUND ROCK, L.P., a Delaware limited partnership

By:	STIR Investments GP III, LLC
Its General Partner

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III SERGEANT BLUFF, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III SPARKS, LLC, a Maryland limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III ST. LOUIS, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III TAVARES, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III TWINSBURG, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG III YOUNGSTOWN, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG IV ALEXANDRIA, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG ARLINGTON 2, L.P., a Delaware limited partnership

By:	STAG TX GP 2, LLC,
Its General Partner

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG ATLANTA, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG AVON, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG IV BELFAST, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG BELLEVUE, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG BUFFALO, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG IV CHEEKTOWAGA, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG CHIPPEWA FALLS, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG IV DANVILLE, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG EDGEFIELD, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG FRANKLIN, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG HUNTERSVILLE, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STIR INVESTMENTS GP III, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STIR INVESTMENTS GP IV, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG LANSING 2, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG IV LEXINGTON, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG IV NEWTON, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG ORLANDO, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG PINEVILLE, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG IV PITTSBURGH 2, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG PORTLAND 2, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG READING, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG ROGERS 2, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG IV RURAL HALL, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG IV SEVILLE, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG SIMPSONVILLE, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG SMITHFIELD, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG SOUTH BEND, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG SPARTANBURG, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG IV SUN PRAIRIE, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG TX GP 2, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG IV WACO, LP, a Delaware limited partnership

By:	STIR Investments GP IV, LLC,
Its General Partner

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG MEBANE 1, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG MEBANE 2, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG DALLAS, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG BUENA VISTA, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG CHICOPEE, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG DE PERE, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG DUNCAN, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG GURNEE, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG HARRISONBURG, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG KANSAS CITY 2, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG MONTGOMERY, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG GI NEW JERSEY, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG SMYRNA, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG STATHAM, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG TOLEDO, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG WOODSTOCK, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG ORANGEBURG, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG COLUMBIA, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG DEKALB, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG GOLDEN, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG HOUSTON 2, L.P., a Delaware limited partnership

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG IDAHO FALLS, LLC,
a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG LONDONDERRY, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG MARION 2, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG MISHAWAKA, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG OCALA, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG SOUTHFIELD, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG SOUTHFIELD 2, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG MT. PROSPECT, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG WILLIAMSPORT, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG BELVIDERE I, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG BELVIDERE II, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG BELVIDERE III, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG BELVIDERE IV, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG BELVIDERE V, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG BELVIDERE VI, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG BELVIDERE VII, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG BELVIDERE VIII, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG KENTWOOD, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG MARSHALL, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG NASHVILLE, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG CATOOSA, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG NEW BERLIN, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG HAMPSTEAD, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG NEW HOPE, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG SPRINGFIELD, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG ORLANDO 2, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG NORTH JACKSON 2, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG MEBANE 3, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG SHANNON, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG LANSING 4, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG SOUTH HOLLAND, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG SAUK VILLAGE, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG HARVARD, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG MASCOT, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG JANESVILLE, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG ALLENTOWN, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG NASHUA, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG STRONGSVILLE, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG SAVANNAH, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG Belvidere IX, LLC, a Delaware limited liability company
By:
Name: Stephen C. Mecke
Title: Authorized Officer

STAG Columbus, LLC, a Delaware limited liability company

By:
Name: Stephen C. Mecke
Title: Authorized Officer

INITIAL GUARANTORS

STAG Industrial Holdings, LLC, a Delaware limited liability company

STAG Investments Holdings III, LLC, a Delaware limited liability company

STAG Investments Holdings IV, LLC, a Delaware limited liability company

STAG III Albion, LLC, a Delaware limited liability company

STAG III Appleton, LLC, a Delaware limited liability company

STAG III Arlington, L.P., a Delaware limited partnership

STAG III Boardman, LLC, a Delaware limited liability company

STAG III Canton, LLC, a Delaware limited liability company

STAG III Chesterfield, LLC, a Delaware limited liability company

STAG III Cincinnati, LLC, a Delaware limited liability company

STAG III Dayton, LLC, a Delaware limited liability company

STAG III Daytona Beach, LLC, a Delaware limited liability company

STAG III Elkhart, LLC, a Delaware limited liability company

STAG III Fairfield, LLC, a Delaware limited liability company

STAG III Farmington, LLC, a Delaware limited liability company

STAG III Holland 2, LLC, a Delaware limited liability company

STAG III Holland, LLC, a Delaware limited liability company

STAG III Jackson, LLC, a Delaware limited liability company

STAG III Jefferson, LLC, a Delaware limited liability company

STAG III Lewiston, LLC, a Delaware limited liability company

STAG III Malden, LLC, a Delaware limited liability company

STAG III Maryland Borrower, LLC, a Delaware limited liability company

STAG III Mason, LLC, a Delaware limited liability company

STAG III Mayville, LLC, a Delaware limited liability company

STAG III Milwaukee 2, LLC, a Delaware limited liability company

STAG III Milwaukee, LLC, a Delaware limited liability company

SCHEDULE 1

(to Subsidiary Guaranty Agreement)

STAG III Newark, LLC, a Delaware limited liability company

STAG III Pensacola, LLC, a Delaware limited liability company

STAG III Pocatello, LLC, a Delaware limited liability company

STAG III Rapid City, LLC, a Delaware limited liability company

STAG III Round Rock, L.P., a Delaware limited partnership

STAG III Sergeant Bluff, LLC, a Delaware limited liability company

STAG III Sparks, LLC, a Maryland limited liability company

STAG III St. Louis, LLC, a Delaware limited liability company

STAG III Tavares, LLC, a Delaware limited liability company

STAG III Twinsburg, LLC, a Delaware limited liability company

STAG III Youngstown, LLC, a Delaware limited liability company

STAG IV Alexandria, LLC, a Delaware limited liability company

STAG Arlington 2, L.P., a Delaware limited partnership

STAG Atlanta, LLC, a Delaware limited liability company

STAG Avon, LLC, a Delaware limited liability company

STAG IV Belfast, LLC, a Delaware limited liability company

STAG Bellevue, LLC, a Delaware limited liability company

STAG Buffalo, LLC, a Delaware limited liability company

STAG IV Cheektowaga, LLC, a Delaware limited liability company

STAG Chippewa Falls, LLC, a Delaware limited liability company

STAG IV Danville, LLC, a Delaware limited liability company

STAG Edgefield, LLC, a Delaware limited liability company

STAG Franklin, LLC, a Delaware limited liability company

STAG Huntersville, LLC, a Delaware limited liability company

STIR Investments GP III, LLC, a Delaware limited liability company

STIR Investments GP IV, LLC, a Delaware limited liability company

2

STAG Lansing 2, LLC, a Delaware limited liability company

STAG IV Lexington, LLC, a Delaware limited liability company

STAG IV Newton, LLC, a Delaware limited liability company

STAG Orlando, LLC, a Delaware limited liability company

STAG Pineville, LLC, a Delaware limited liability company

STAG IV Pittsburgh 2, LLC, a Delaware limited liability company

STAG Portland 2, LLC, a Delaware limited liability company

STAG Reading, LLC, a Delaware limited liability company

STAG Rogers 2, LLC, a Delaware limited liability company

STAG IV Rural Hall, LLC, a Delaware limited liability company

STAG IV Seville, LLC, a Delaware limited liability company

STAG Smithfield, LLC, a Delaware limited liability company

STAG Simpsonville, LLC, a Delaware limited liability company

STAG South Bend, LLC, a Delaware limited liability company

STAG Spartanburg, LLC, a Delaware limited liability company

STAG IV Sun Prairie, LLC, a Delaware limited liability company

STAG TX GP 2, LLC, a Delaware limited liability company

STAG IV Waco, LP, a Delaware limited partnership

STAG Mebane 1, LLC, a Delaware limited liability company

STAG Mebane 2, LLC, a Delaware limited liability company

STAG Dallas, LLC, a Delaware limited liability company

STAG Buena Vista, LLC, a Delaware limited liability company

STAG Chicopee, LLC, a Delaware limited liability company

STAG De Pere, LLC, a Delaware limited liability company

STAG Duncan, LLC, a Delaware limited liability company

STAG Gurnee, LLC, a Delaware limited liability company

3

STAG Harrisonburg, LLC, a Delaware limited liability company

STAG Kansas City 2, LLC, a Delaware limited liability company

STAG Montgomery, LLC, a Delaware limited liability company

STAG GI New Jersey, LLC, a Delaware limited liability company

STAG Smyrna, LLC, a Delaware limited liability company

STAG Statham, LLC, a Delaware limited liability company

STAG Toledo, LLC, a Delaware limited liability company

STAG Woodstock, LLC, a Delaware limited liability company

STAG Allentown, LLC, a Delaware limited liability company

STAG Belvidere I, LLC, a Delaware limited liability company

STAG Belvidere II, LLC, a Delaware limited liability company

STAG Belvidere III, LLC, a Delaware limited liability company

STAG Belvidere IV, LLC, a Delaware limited liability company

STAG Belvidere V, LLC, a Delaware limited liability company

STAG Belvidere VI, LLC, a Delaware limited liability company

STAG Belvidere VII, LLC, a Delaware limited liability company

STAG Belvidere VIII, LLC, a Delaware limited liability company

STAG Catoosa, LLC, a Delaware limited liability company

STAG Columbia, LLC, a Delaware limited liability company

STAG Dekalb, LLC, a Delaware limited liability company

STAG Golden, LLC, a Delaware limited liability company

STAG GI Investments Holdings, LLC, a Delaware limited liability company

STAG Hampstead, LLC, a Delaware limited liability company

STAG Harvard, LLC, a Delaware limited liability company

STAG Idaho Falls, LLC, a Delaware limited liability company

STAG Janesville, LLC, a Delaware limited liability company

4

STAG Kentwood, LLC, a Delaware limited liability company

STAG Lansing 4, LLC, a Delaware limited liability company

STAG Londonderry, LLC, a Delaware limited liability company

STAG Marion 2, LLC, a Delaware limited liability company

STAG Marshall, LLC, a Delaware limited liability company

STAG Mascot, LLC, a Delaware limited liability company

STAG Mebane 3, LLC, a Delaware limited liability company

STAG Mishawaka, LLC, a Delaware limited liability company

STAG Mt. Prospect, LLC, a Delaware limited liability company

STAG Nashua, LLC, a Delaware limited liability company

STAG Nashville, LLC, a Delaware limited liability company

STAG New Berlin, LLC, a Delaware limited liability company

STAG New Hope, LLC, a Delaware limited liability company

STAG North Jackson 2, LLC, a Delaware limited liability company

STAG Ocala, LLC, a Delaware limited liability company

STAG Orlando 2, LLC, a Delaware limited liability company

STAG Sauk Village, LLC, a Delaware limited liability company

STAG Shannon, LLC, a Delaware limited liability company

STAG Southfield, LLC, a Delaware limited liability company

STAG Southfield 2, LLC, a Delaware limited liability company

STAG South Holland, LLC, a Delaware limited liability company

STAG Springfield, LLC, a Delaware limited liability company

STAG Strongsville, LLC, a Delaware limited liability company

STAG Williamsport, LLC, a Delaware limited liability company

STAG Orangeburg, LLC, a Delaware limited liability company

STAG Houston 2, L.P, a Delaware limited partnership

5

STAG Savannah, LLC, a Delaware limited liability company

STAG Belvidere IX, LLC, a Delaware limited liability company

STAG Columbus, LLC, a Delaware limited liability company

6

COUNTERPART TO SUBSIDIARY GUARANTY AGREEMENT

Reference is hereby made to that certain Subsidiary Guaranty Agreement (hereinafter the “Subsidiary Guaranty”) dated as of                 , 2014, executed and delivered by the parties listed on SCHEDULE 1 ATTACHED HERETO pursuant to that certain Note Purchase Agreement dated as of April 16, 2014 (as from time to time may be amended, modified, or restated, the “Note Purchase Agreement”), by and among Stag Industrial Operating Partnership, L.P., as Issuer, STAG Industrial, Inc., a Maryland corporation, as Parent of Issuer and the holders from time to time of the Notes.  Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Subsidiary Guaranty.

IN WITNESS WHEREOF, the undersigned Additional Guarantor has caused this Subsidiary Guaranty Agreement to be executed and delivered by its officer thereunto duly authorized as of               , 20    .

[NAME OF ADDITIONAL GUARANTOR]

By:
Name:
Title:

EXHIBIT A

(to Subsidiary Guaranty Agreement)

EXISTING SUBSIDIARY GUARANTORS

STAG Industrial Holdings, LLC, a Delaware limited liability company

STAG Investments Holdings III, LLC, a Delaware limited liability company

STAG Investments Holdings IV, LLC, a Delaware limited liability company

STAG III Albion, LLC, a Delaware limited liability company

STAG III Appleton, LLC, a Delaware limited liability company

STAG III Arlington, L.P., a Delaware limited partnership

STAG III Boardman, LLC, a Delaware limited liability company

STAG III Canton, LLC, a Delaware limited liability company

STAG III Chesterfield, LLC, a Delaware limited liability company

STAG III Cincinnati, LLC, a Delaware limited liability company

STAG III Dayton, LLC, a Delaware limited liability company

STAG III Daytona Beach, LLC, a Delaware limited liability company

STAG III Elkhart, LLC, a Delaware limited liability company

STAG III Fairfield, LLC, a Delaware limited liability company

STAG III Farmington, LLC, a Delaware limited liability company

STAG III Holland 2, LLC, a Delaware limited liability company

STAG III Holland, LLC, a Delaware limited liability company

STAG III Jackson, LLC, a Delaware limited liability company

STAG III Jefferson, LLC, a Delaware limited liability company

STAG III Lewiston, LLC, a Delaware limited liability company

STAG III Malden, LLC, a Delaware limited liability company

STAG III Maryland Borrower, LLC, a Delaware limited liability company

STAG III Mason, LLC, a Delaware limited liability company

STAG III Mayville, LLC, a Delaware limited liability company

STAG III Milwaukee 2, LLC, a Delaware limited liability company

STAG III Milwaukee, LLC, a Delaware limited liability company

SCHEDULE C-2
(to Note Purchase Agreement)

STAG III Newark, LLC, a Delaware limited liability company

STAG III Pensacola, LLC, a Delaware limited liability company

STAG III Pocatello, LLC, a Delaware limited liability company

STAG III Rapid City, LLC, a Delaware limited liability company

STAG III Round Rock, L.P., a Delaware limited partnership

STAG III Sergeant Bluff, LLC, a Delaware limited liability company

STAG III Sparks, LLC, a Maryland limited liability company

STAG III St. Louis, LLC, a Delaware limited liability company

STAG III Tavares, LLC, a Delaware limited liability company

STAG III Twinsburg, LLC, a Delaware limited liability company

STAG III Youngstown, LLC, a Delaware limited liability company

STAG IV Alexandria, LLC, a Delaware limited liability company

STAG Arlington 2, L.P., a Delaware limited partnership

STAG Atlanta, LLC, a Delaware limited liability company

STAG Avon, LLC, a Delaware limited liability company

STAG IV Belfast, LLC, a Delaware limited liability company

STAG Bellevue, LLC, a Delaware limited liability company

STAG Buffalo, LLC, a Delaware limited liability company

STAG IV Cheektowaga, LLC, a Delaware limited liability company

STAG Chippewa Falls, LLC, a Delaware limited liability company

STAG IV Danville, LLC, a Delaware limited liability company

STAG Edgefield, LLC, a Delaware limited liability company

STAG Franklin, LLC, a Delaware limited liability company

STAG Huntersville, LLC, a Delaware limited liability company

STIR Investments GP III, LLC, a Delaware limited liability company

STIR Investments GP IV, LLC, a Delaware limited liability company

2

STAG Lansing 2, LLC, a Delaware limited liability company

STAG IV Lexington, LLC, a Delaware limited liability company

STAG IV Newton, LLC, a Delaware limited liability company

STAG Orlando, LLC, a Delaware limited liability company

STAG Pineville, LLC, a Delaware limited liability company

STAG IV Pittsburgh 2, LLC, a Delaware limited liability company

STAG Portland 2, LLC, a Delaware limited liability company

STAG Reading, LLC, a Delaware limited liability company

STAG Rogers 2, LLC, a Delaware limited liability company

STAG IV Rural Hall, LLC, a Delaware limited liability company

STAG IV Seville, LLC, a Delaware limited liability company

STAG Smithfield, LLC, a Delaware limited liability company

STAG Simpsonville, LLC, a Delaware limited liability company

STAG South Bend, LLC, a Delaware limited liability company

STAG Spartanburg, LLC, a Delaware limited liability company

STAG IV Sun Prairie, LLC, a Delaware limited liability company

STAG TX GP 2, LLC, a Delaware limited liability company

STAG IV Waco, LP, a Delaware limited partnership

STAG Mebane 1, LLC, a Delaware limited liability company

STAG Mebane 2, LLC, a Delaware limited liability company

STAG Dallas, LLC, a Delaware limited liability company

STAG Buena Vista, LLC, a Delaware limited liability company

STAG Chicopee, LLC, a Delaware limited liability company

STAG De Pere, LLC, a Delaware limited liability company

STAG Duncan, LLC, a Delaware limited liability company

STAG Gurnee, LLC, a Delaware limited liability company

3

STAG Harrisonburg, LLC, a Delaware limited liability company

STAG Kansas City 2, LLC, a Delaware limited liability company

STAG Montgomery, LLC, a Delaware limited liability company

STAG GI New Jersey, LLC, a Delaware limited liability company

STAG Smyrna, LLC, a Delaware limited liability company

STAG Statham, LLC, a Delaware limited liability company

STAG Toledo, LLC, a Delaware limited liability company

STAG Woodstock, LLC, a Delaware limited liability company

STAG Allentown, LLC, a Delaware limited liability company

STAG Belvidere I, LLC, a Delaware limited liability company

STAG Belvidere II, LLC, a Delaware limited liability company

STAG Belvidere III, LLC, a Delaware limited liability company

STAG Belvidere IV, LLC, a Delaware limited liability company

STAG Belvidere V, LLC, a Delaware limited liability company

STAG Belvidere VI, LLC, a Delaware limited liability company

STAG Belvidere VII, LLC, a Delaware limited liability company

STAG Belvidere VIII, LLC, a Delaware limited liability company

STAG Catoosa, LLC, a Delaware limited liability company

STAG Columbia, LLC, a Delaware limited liability company

STAG Dekalb, LLC, a Delaware limited liability company

STAG Golden, LLC, a Delaware limited liability company

STAG GI Investments Holdings, LLC, a Delaware limited liability company

STAG Hampstead, LLC, a Delaware limited liability company

STAG Harvard, LLC, a Delaware limited liability company

STAG Idaho Falls, LLC, a Delaware limited liability company

STAG Janesville, LLC, a Delaware limited liability company

4

STAG Kentwood, LLC, a Delaware limited liability company

STAG Lansing 4, LLC, a Delaware limited liability company

STAG Londonderry, LLC, a Delaware limited liability company

STAG Marion 2, LLC, a Delaware limited liability company

STAG Marshall, LLC, a Delaware limited liability company

STAG Mascot, LLC, a Delaware limited liability company

STAG Mebane 3, LLC, a Delaware limited liability company

STAG Mishawaka, LLC, a Delaware limited liability company

STAG Mt. Prospect, LLC, a Delaware limited liability company

STAG Nashua, LLC, a Delaware limited liability company

STAG Nashville, LLC, a Delaware limited liability company

STAG New Berlin, LLC, a Delaware limited liability company

STAG New Hope, LLC, a Delaware limited liability company

STAG North Jackson 2, LLC, a Delaware limited liability company

STAG Ocala, LLC, a Delaware limited liability company

STAG Orlando 2, LLC, a Delaware limited liability company

STAG Sauk Village, LLC, a Delaware limited liability company

STAG Shannon, LLC, a Delaware limited liability company

STAG Southfield, LLC, a Delaware limited liability company

STAG Southfield 2, LLC, a Delaware limited liability company

STAG South Holland, LLC, a Delaware limited liability company

STAG Springfield, LLC, a Delaware limited liability company

STAG Strongsville, LLC, a Delaware limited liability company

STAG Williamsport, LLC, a Delaware limited liability company

STAG Orangeburg, LLC, a Delaware limited liability company

STAG Houston 2, L.P, a Delaware limited partnership

5

STAG Savannah, LLC, a Delaware limited liability company

STAG Belvidere IX, LLC, a Delaware limited liability company

STAG Columbus, LLC, a Delaware limited liability company

6